UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Semi-Annual Report September 30, 2011

WEITZ FUNDS

FINDING VALUE SINCE 1983

WEITZ INVESTMENT PHILOSOPHY

Over the 25+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital—not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own capital to undue risk.

2 Weitz Funds

TABLE OF CONTENTS

Performance Summary	4

Letter to Shareholders	5

Analyst Corner	8

Value Fund	9

Partners Value Fund	13

Partners III Opportunity Fund	18

Research Fund	23

Hickory Fund	27

Balanced Fund	32

Short-Intermediate Income Fund	38

Nebraska Tax-Free Income Fund	44

Government Money Market Fund	49

Financial Statements	52

Notes to Financial Statements	63

Actual and Hypothetical Expenses for Comparison Purposes	76

Other Information	77

Index Descriptions	81

The management of Weitz Funds has chosen paper for the 80 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

weitzfunds.com 3

PERFORMANCE SUMMARY
SEPTEMBER 30, 2011

		Total Returns			Average Annual Total Returns
Fund Name	Inception Date	3 Mos.	YTD	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception
Value	5/09/86	-10.7%	-4.8%	4.4%	3.1%	-3.1%	1.9%	7.9%	9.6%	9.7%	9.7%
Russell 1000		-14.7	-9.3	0.9	1.6	-0.9	3.3	5.4	N/A	N/A	N/A
Russell 1000 Value		-16.2	-11.2	-1.9	-1.5	-3.5	3.4	6.1	N/A	N/A	N/A
Partners Value(a)	6/01/83	-14.7	-8.6	1.1	6.2	-0.9	2.8	8.8	10.5	10.5	11.8
Partners III Opportunity(a)	6/01/83
Institutional Class		-12.8	-5.5	5.3	12.1	2.5	7.3	10.5	12.4	11.8	12.7
Investor Class(b)		-12.8	-5.5	5.3	12.1	2.5	7.3	10.5	12.4	11.8	12.7
Research(a)(c)	4/01/05	-9.6	-6.8	2.6	10.8	2.4	—	—	—	—	3.9
Russell 3000		-15.3	-9.9	0.6	1.5	-0.9	3.5	5.4	N/A	N/A	N/A
Russell 3000 Value		-16.6	-11.9	-2.2	-1.6	-3.5	3.6	6.1	N/A	N/A	N/A
Hickory	4/01/93	-17.1	-9.8	1.5	7.5	-0.7	5.4	7.7	—	—	9.2
Russell 2500		-21.2	-14.9	-2.2	2.3	0.2	7.1	7.2	—	—	N/A
Russell 2500 Value		-21.1	-16.3	-4.7	0.1	-1.7	7.2	8.4	—	—	N/A
S&P 500		-13.9	-8.7	1.1	1.2	-1.2	2.8	5.2	7.6	9.0	—
Balanced	10/01/03	-9.2	-5.8	1.0	5.8	0.8	—	—	—	—	3.5
Blended Index		-7.4	-3.2	2.0	3.5	1.7	—	—	—	—	4.1
Short-Intermediate Income	12/23/88
Institutional Class		-0.2	1.6	1.6	6.3	5.3	4.5	5.4	5.6	—	6.1
Investor Class(b)		-0.2	1.5	1.5	6.2	5.3	4.4	5.4	5.6	—	6.0
Barclays Intermediate Credit		2.4	4.9	3.4	7.0	5.9	5.1	5.9	6.2	—	6.8
Nebraska Tax-Free Income(a)	10/01/85	1.7	4.5	2.7	5.4	3.9	3.9	4.5	4.8	5.2	5.4
Barclays 5-Year Muni. Bond		2.0	5.4	3.7	6.8	5.5	4.7	5.1	5.4	—	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. Annual operating expenses for each Fund, as stated in the most recent Prospectus, and expressed as a percentage of each Fund’s net assets, are: Value, 1.21%; Partners Value, 1.21%; Partners III Opportunity -Institutional Class, 1.53%; Partners III Opportunity - Investor Class, 1.74% (estimated gross); Research, 1.81% (estimated gross); Hickory, 1.28%; Balanced, 1.15%; Short-Intermediate Income - Institutional Class, 0.65%; Short-Intermediate Income - Investor Class, 0.84% (estimated gross); and Nebraska Tax-Free Income, 0.74%. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.
Index performance is hypothetical and is shown for illustrative purposes only. See page 81 for a description of all indices.
(a)
Performance of the Partners Value and Partners III Opportunity Funds is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (“Partners II”) and Weitz Partners III Limited Partnership (“Partners III”), respectively. Performance of the Research Fund is measured from April 1, 2005, the inception of Weitz Research Fund, L.P. (“Research L.P.”). Performance of the Nebraska Tax-Free Income Fund is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (“Income Partners”). On the last business day of December 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the “Funds”) succeeded to substantially all of the assets of Partners II, Partners III, Income Partners and Research L.P. (the “Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Funds became investment companies registered with the Securities and Exchange Commission. During these periods, none of the Partnerships were registered under the Investment Company Act of 1940 and therefore were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If any of the Partnerships had been registered under the 1940 Act during these periods, the respective Partnerships’ performance might have been adversely affected.

(b)
Investor Class shares first became available for sale on August 1, 2011. For performance prior to that date, this table includes the actual performance of the Fund’s Institutional Class (and uses the actual expenses of the Fund’s Institutional Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Investor Class would have been substantially similar to, yet lower than, the performance of the Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

(c)
Starting January 1, 2011, these performance numbers reflect the deduction of the Research Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund’s Prospectus, are 1.81% (estimated gross) and 0.91% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2012.

N/A	Indicates information is not available.

4 Weitz Funds

LETTER TO SHAREHOLDERS
OCTOBER 3, 2011

Dear Fellow Shareholder:

As the third quarter began, the developing European debt crisis and an apparent slowdown in global economic growth shook investors’ confidence. The S&P 500 fell nearly 20% from its July highs and then traded erratically sideways for the balance of the quarter. Our Funds held up relatively well, but we still gave back our first half gains and ended September with modest year-to-date declines. (Full details are shown in the table opposite this page.)

High volatility and headlines about the possibility of bond defaults and failing banks in Europe triggered bad memories. Investors are asking, “Is this 2008 all over again?” Our answer is, “No.” Here are some of the reasons:

•
The U.S. financial system is much stronger today than it was 3-4 years ago. The slow motion train wreck in Europe is widely anticipated and should not create the same kind of liquidity crisis as the failures of Lehman Brothers and AIG;

•
The U.S. home building industry and the housing-related businesses that collapsed several years ago are on the mend—that bubble has already deflated. While the recovery is unfolding painfully slowly, the direction is positive and housing should be a positive factor going forward rather than the significant negative it was in 2007 and 2008;

•
Even if global economic growth remains sluggish because of western government austerity moves, Chinese efforts to curb inflation, etc., many companies are finding ways to grow their businesses and increase per share values for their shareholders.

Our working assumption for the past three years has been that the 2007-09 “Great Recession” and severe bear market marked the end of an epic era of over-borrowing, over-building and “over-earning” by individuals, corporations and governments. It seemed inevitable that since the financial excesses were greater than “normal,” that the period of repair and recovery would also take longer than usual. Growth may remain sluggish for some time—perhaps years—but we believe that the economic and stock market recoveries that began in 2009 are intact and that we will not revisit the market lows of 2009.

Over the past 28+ years, our two oldest stock funds, Partners Value and Partners III Opportunity, have earned 11.8% and 12.7% per year (after fees), respectively, while the S&P 500 gained 9.8%. During this period of almost three decades, we have seen all manner of economic trauma and market panic. In spite of (the inevitable) occasional mistakes in stock selection and timing, the underlying premise of our investment process—buying good companies for less than they are worth—has always (eventually) led to good results. Fear levels are high, and sharp, temporary market declines are always possible, but we think the raw material for good future investment returns is available today. We will elaborate on several of our portfolio holdings in the balance of this letter.

On the bond front, Tom Carney continues to do a great job managing our Short-Intermediate, Nebraska Tax-Free and Government Money Market Funds. These Funds have been very popular with investors seeking safe hiding places amidst the turmoil in the stock market. Tom has positioned the Funds very defensively because investors are not being paid adequately for taking credit risk, and interest rate risk is very high given today’s record low level of rates.

Portfolio Review
Stocks in general were very weak in the third quarter. Very few sectors or individual stocks were spared. We entered the quarter with relatively high cash levels in the stock funds (15-25%) and were able to redeploy a portion of this cash as prices fell. As a result, cash reserve levels fell to 11-16% at September 30. These levels are still high by mutual fund industry standards, and they give us additional buying power if share prices should fall farther.

When the financial news is scary and stock prices are falling, there is a temptation among investors to retreat to the sidelines and wait for more good news and certainty about the future. This feeling is reinforced as stocks go down, but it tends to freeze investors into inaction. There are many who sold out late in the 2008-09 decline and are still waiting to buy stocks again even though the market (in spite of its recent weakness) is roughly 75% higher than the March 2009 low point. We try to be more fully invested when stocks are very cheap and to take profits when they are selling closer to full value, but we are generally at least 75-80% invested.

In today’s environment of sluggish growth in the American economy, the threat of financial upheaval in Europe and an apparent slowing of growth in China and other “emerging” markets, we are particularly interested in companies that can both grow the value of their businesses and increase the per share value through stock buybacks. In the following paragraphs, we will give capsule

weitzfunds.com 5

comments on a number of companies that represent important positions in one or more of our stock funds.

Berkshire Hathaway ($106,800 A shares; $71 B shares) is a long-time holding (continuously held since 1976) that continues to evolve. Berkshire’s stock price is just above its June 30 book value of $98,000 per share and its businesses generate about $1 billion per month for Warren Buffett to redeploy. Warren recently announced that Berkshire would use its excess cash ($27 billion and growing) to buy back shares because he believes that the business value of Berkshire is substantially higher than book value. (We value the stock at over $150,000 per A share and $100 per B share.) Berkshire has been an incredible growth story for over 40 years and buying back a significant number of shares will both accelerate growth in value per share and increase the likelihood of shareholders benefitting from that growth.

A number of other companies we own are taking advantage of depressed share prices to buy back important amounts of their own stock. Liberty Global ($35—European and other non-U.S. cable television—we value the company at $48 per share), Liberty Capital ($66—40% owner of Sirius XM satellite radio—our value, over $96), Texas Instruments ($27—analog semi-conductor and other electronic components—our value $46), Wal-Mart ($52—our value $66), Microsoft ($25—our value $42), Laboratory Corporation of America ($79—clinical lab testing—our value $114), Dell ($14—computer and IT services—our value $24), and ConocoPhillips ($63—oil and gas—our value $84) have all made significant reductions in the number of shares outstanding (at appropriately low prices). Their businesses are growing and the shrinking number of shares outstanding further increase the value of each share for remaining shareholders.

Wells Fargo ($24) continues to aggressively reduce its exposure to non-performing mortgage loans of its own creation and troubled loans inherited in its acquisition of Wachovia. The volume of loans entering the workout pipeline is shrinking and the number of loans exiting that pipeline is increasing. Loan loss reserves have proven to be more than adequate and some reserves are being “released” into earnings. Wells does not have the same exposure to derivatives and European sovereign debt that some of the other major U.S. banks have. Wells does have an enormous pool of low cost deposits, and as loan demand returns and interest rates rise, its earnings and dividend should grow. We expect Wells to earn at least $4 per share within a few years and our current appraisal is $34.

Redwood Trust ($11) is another financial company with excess capital in search of attractive investment opportunities. Redwood survived the mortgage meltdown and has the capacity to be a significant lender in the prime jumbo mortgage market (mortgages larger than those guaranteed by Fannie Mae and Freddie Mac). Redwood is the leader in its field and is patiently building its capacity to take advantage of a very large opportunity as the housing industry recovers and financing competition from government-sponsored entities decreases.

Some companies are using changes in their capital structure to increase value. Tyco ($41), having spun off its electronic components and medical products businesses several years ago, has just announced plans to split the company into three parts: North American residential security (ADT, Brinks), flow control products and commercial fire and security. Each of these businesses has different financial characteristics and will likely find different shareholder constituencies. Our estimate of the value of the combined Tyco entity is $65 per share and we expect the split into three companies to help shareholders realize full value.

Liberty Interactive ($15—QVC and several online retailers—our value $20) is being separated from Liberty Capital and Starz, and we expect it to be more valuable on its own than as one of three Liberty Capital “tracking stocks.” Aside from focusing management attention and providing a “pure play” on QVC for shareholders, a standalone Liberty Interactive may choose to follow the Liberty Global pattern of taking on “prudent” amounts of debt and doing aggressive share buybacks. This has the potential to magnify the value of the shares.

SandRidge Energy ($6—oil and gas exploration and production) is taking advantage of the very low interest rate environment and retail investor interest in “yield” to place minority interests in some of its properties into royalty trusts to be sold to the public. This provides relatively low cost, non-debt financing for carrying out its drilling program. Ultimate profitability of their business depends on oil and gas prices over the next several years. We think the odds are very good that SandRidge (and our other energy companies) will produce reasonable returns over the years, and they provide the possibility of providing pleasant surprises if energy prices rise more than expected.

6 Weitz Funds

Outlook
All of the companies in our stock portfolios have their own stories. Each is worth considerably more to a private buyer today than its stock price. Each is finding its own way to deal with a sluggish economy, cautious customers, rising input costs, global financial and political issues, uncertain tax and regulatory environments, etc. They do not have complete control over their own destinies, but they are playing offense when they can and defense when necessary.

The best investment opportunities tend to arise in times of investor uneasiness and stress. This is why “temperament” was one of the primary criteria Warren Buffett listed when he was searching for investment managers for Berkshire Hathaway. Even if this recovery takes several years to turn into a full-fledged bull market, we believe our companies will find ways to provide greater returns than we would otherwise earn in cash, bonds, commodities or other potential investments. We feel fortunate that our shareholders understand this and have the patience to stay the course when volatility rises.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzfunds.com	brad@weitzfunds.com

weitzfunds.com 7

ANALYST CORNER
A PERSPECTIVE ON COINSTAR, INC.

By Jon Baker
Coinstar is a provider of kiosk-based services in partnership with retailers at over 30,000 locations across North America and abroad. The kiosks help retailers monetize under-utilized floor space. They also offer value and convenience to a retailer’s time-starved customers. While the company has several new concepts in development, the vast majority of revenues and cash flows are contributed by two lines of business: coin counting and DVD rental.

REDBOX
Today, redbox is the star. Its growing network of 33,000 kiosks, conveniently located in highly trafficked grocery stores and gas stations, rents new release DVD’s for $1 a day. Redbox has recently begun to add both video game & Blu-ray discs to its machines and will rent them at modestly higher price points. In a matter of years, redbox has taken a 35% share of all DVD rentals (including those by-mail). According to NPD VideoWatch, redbox has taken 9.4 share points of the total 9.8 lost by brick-and-mortar stores in the last year alone. Brick-and-mortar stores still control over a quarter of the DVD rental market. We believe they will continue to hemorrhage customers and the reason is the answer to one simple question: Why would anyone want to make an extra trip to a Blockbuster store?

The second largest DVD-rental network has fewer than 10,000 units. While the kiosks are branded Blockbuster Express, they are owned by NCR, who is “actively exploring strategic options” for the business. With the once-bankrupt Blockbuster now owned by DISH Network, the future of that competing network is in doubt. With an ever-increasing scale advantage, redbox enjoys already low and falling costs per rental. Its local density advantage and rent-and-return anywhere policy, combined with a stellar consumer brand and marketing scale, offer retailers substantially higher traffic per unit. Redbox continues to aggressively add to its network and press these advantages.

While redbox continues to, as CEO Paul Davis likes to say, “surprise and delight” its customers, competitor Netflix seems to be heading in the opposite direction. It quickly reversed recently announced plan changes when subscribers mutinied. Importantly, simultaneous price increases were not rolled back, and the impetus for each of Netflix’s subscribers to reexamine his rental behavior remains. Any benefit from Netflix’s missteps will likely make a rapid appearance in redbox volumes.

COINSTAR
The eponymous green coin-counting kiosks began sprouting up in grocers in the early 1990’s and have since processed nearly half a trillion dollars in loose change on behalf of consumers. Where all fees had previously been deducted from the amount of change deposited, today’s consumer can opt for a gift card in the amount of the full deposit, with all fees shouldered by a stable of retailers (including iTunes, Amazon, Starbucks and Lowe’s; even grocery stores like SuperValu). We think this business alone could produce $60-65mm in fully taxed free cash flow this year. With a bit of leverage, a combined debt & equity value in the range of $700-800mm doesn’t seem beyond the pale.

SOME MORE NUMBERS
At the end of the third quarter, one could buy the whole of Coinstar’s combined debt and equity for less than $1.5b. With half of that market value attributable to the coin business, we are left with $750mm for redbox; a business with net promoter scores that rival Apple, Google and Harley Davidson. This is a business that grew first half 2011 revenues in excess of 35%. It is also a business that could eventually be just about the only way to physically rent a DVD anywhere in the country the day we would like to watch it. This is a business that, were it to stop building new kiosks at the end of 2012, could conceivably produce free cash flow in excess of $300mm in 2013 alone. And, were it to raise DVD rental prices by only $.10 a day in 2013, could create an additional $100mm per year in fully taxed free cash flow.

I KNOW, I KNOW…
DVD’s will someday be a thing of the past. What will last, and likely grow, is Coinstar’s relationship with retailers. The ability of a kiosk to compete with high and growing labor costs will remain. The desire on the part of retailers to make more money will endure. And we believe Coinstar’s ability to quickly commercialize, scale and manage any concept that makes economic sense will too.

Yes. DVD’s will someday disappear. In the meantime, and thereafter, we think Coinstar is going to make a lot of money. With further high-return-on-capital kiosk growth on the docket and a quarter-end share repurchase authorization equal to nearly 20% of the market capitalization, we believe a very healthy amount of that cash flow will be put to work driving our estimate of per share value even further above the $40 stock price.

Jon Baker, CFA,  joined Weitz in 1997. He graduated from the University of Notre Dame and previously spent 4 years as an accountant at McGladrey & Pullen. Jon has a broad background in a variety of service industries.

8 Weitz Funds

VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Value Fund declined -10.7% in the quarter, compared to losses of -13.9% and -14.7% for the S&P 500 and Russell 1000, respectively. Concern over Europe’s worsening financial condition overshadowed otherwise steady, if unspectacular, underlying operating results for the majority of our portfolio companies. AON (-18%), Liberty Global (-19%) and several of the Fund’s construction materials holdings detracted from third quarter performance as growing macroeconomic fears led to a general flight from companies with cyclical exposure (real or perceived) and/or financial leverage. Conversely, Target (+5%) was a positive contributor to performance during the quarter. Target’s new retailing initiatives appear to be gaining traction with customers, as evidenced by an acceleration in comparable store sales.

For the calendar year-to-date, the Fund declined -4.8% versus a loss of -8.7% for the S&P 500 and a loss of -9.3% for the Russell 1000. Global consultant Accenture plc (+10%), seed and trait developer Monsanto (+9%), and defense contractor Lockheed Martin (+7%) were each rewarded for strong business performances over the past several quarters. Martin Marietta Materials (-30%) was the biggest detractor from year-to-date performance. A combination of slowing economic growth in the U.S. and limited visibility on public infrastructure funding continued to pressure the stock. While acknowledging the road ahead could be bumpy, we believe governments will find ways to continue investing in physical infrastructure and thus added to our position.

The third calendar quarter was an active one for the Fund. Unprecedented volatility during August and portions of September presented long-term business owners with some attractive opportunities. Many pundits have noted (some with frustration) the increased correlation amongst stocks, with a seeming lack of regard in some instances for differences in quality, competitive positioning and future growth. These are the kind of environments where we as stock pickers get excited. Against this backdrop, we made new investments in three companies (which are highlighted in the following paragraphs), closed positions in two others (Monsanto and Procter & Gamble), and shifted capital amongst existing holdings where valuations warranted.

Valeant Pharmaceuticals is a multinational specialty pharmaceutical company with operations throughout North America, Central & Eastern Europe and Latin America. Valeant brings a unique, financially-driven approach to the business of manufacturing and selling drugs. The company’s lack of product concentration, U.S. government reimbursement exposure and patent risk are key pillars in our investment thesis. CEO Michael Pearson is a talented owner/operator who we trust to do intelligent things with the ample excess cash flow Valeant generates.

The Walt Disney Co. made a return appearance to the Fund during the quarter. The quality of Disney’s brand(s), media networks and park and resort assets are, of course, a poorly kept secret. This has created a dearth of opportunities over time for value-conscious owners to own shares despite our admiration for the company and its culture. Fears of a retreating consumer and a weakening in global advertising demand gave us what we believe was an attractive entry point for a world-class asset during the third quarter. While not yet a full position, we will continue to look for opportunities to add to our stake on any future weakness.

Lastly, we initiated a position in Hewlett-Packard during the final week of the third quarter. Following a string of controversial decisions and poor execution by its former management, investor sentiment toward the company reached all-time lows. We acknowledge HP will undoubtedly face challenges in the near-term as it reformulates its strategy, integrates Autonomy and rebuilds customer trust under new CEO Meg Whitman. Nonetheless, we believe HP’s portfolio includes a number of very attractive and entrenched businesses worth far more than the less than 5x trailing earnings we paid to acquire them.

The Value Fund tilts toward our best larger company ideas. At quarter end, 87% of the Fund’s assets were invested in companies with market capitalizations exceeding $10 billion. In keeping with recent history, the Fund remains relatively concentrated with its top twenty holdings representing 73% of Fund assets. Residual cash was relatively unchanged versus a quarter ago at 13% of net assets.

New and Eliminated Securities for Quarter Ended September 30, 2011
New Purchases ($mil)		Eliminations ($mil)
Valeant Pharmaceuticals International	$20.5	Monsanto	$17.8
Hewlett-Packard	16.2	Procter & Gamble	14.0
Walt Disney	12.3

weitzfunds.com 9

VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Value	-10.7%	4.4%	3.1%	-3.1%	1.9%	7.9%	9.6%	9.7%
S&P 500	-13.9	1.1	1.2	-1.2	2.8	5.2	7.6	9.0
Russell 1000	-14.7	0.9	1.6	-0.9	3.3	5.4	N/A	N/A
Russell 1000 Value	-16.2	-1.9	-1.5	-3.5	3.4	6.1	N/A	N/A

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31 2001 through September 30, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1
2002	-17.1	-22.1	5.0
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
2010	19.9	15.1	4.8
2011 (9/30/11)	-4.8	-8.7	3.9
Since Inception:
Cumulative
Return	951.6	753.9	197.7
Avg. Annual
Return	9.7	8.8	0.9

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.21% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10 Weitz Funds

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Microsoft	5.1%
Aon	4.9
Berkshire Hathaway	4.7
Google	4.5
Dell	4.4
Wells Fargo	4.3
Texas Instruments	4.3
ConocoPhillips	4.0
United Parcel Service	3.9
Tyco International	3.6
% of Net Assets	43.7%

Industry Sectors
Information Technology	21.3%
Consumer Discretionary	17.7
Financials	14.1
Consumer Staples	9.8
Industrials	9.7
Materials	6.4
Energy	5.8
Health Care	2.3
Short-Term Securities/Other	12.9
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Target	5.2%	3.3%	0.12%
Republic Services	(8.3)	0.2	0.11
Monsanto	(16.9)	0.4	0.04
Procter & Gamble	0.2	1.0	0.03

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Aon	(17.9)%	5.0%	(0.91)%
Liberty Global	(18.9)	3.7	(0.75)
Texas Instruments	(18.5)	4.1	(0.75)
Omnicom Group	(23.0)	2.8	(0.71)
Dell	(15.1)	4.7	(0.70)

Source: FactSet Portfolio Analytics

weitzfunds.com 11

VALUE FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2011 • (UNAUDITED)

COMMON STOCKS — 87.1%	Shares	Value
Information Technology — 21.3%
Computers & Peripherals — 6.4%
Dell, Inc.*	2,500,000	$35,375,000
Hewlett-Packard Co.	700,000	15,715,000
		51,090,000
Software — 5.1%
Microsoft Corp.	1,650,000	41,068,500
Internet Software & Services — 4.5%
Google, Inc. - CL A*	69,700	35,852,286
Semiconductors — 4.3%
Texas Instruments, Inc.	1,300,000	34,645,000
IT Services — 1.0%
Accenture plc - CL A	150,000	7,902,000
		170,557,786
Consumer Discretionary — 17.7%
Cable & Satellite — 6.7%
Liberty Global, Inc. - Series C*	800,000	27,688,000
Comcast Corp. - CL A Special	1,250,000	25,862,500
		53,550,500
Multiline Retail — 3.5%
Target Corp.	575,000	28,198,000
Internet & Catalog Retail — 3.3%
Liberty Interactive Corp. - Series A*	1,800,000	26,586,000
Advertising — 2.7%
Omnicom Group, Inc.	575,000	21,183,000
Movies and Entertainment — 1.5%
The Walt Disney Co.	400,000	12,064,000
		141,581,500
Financials — 14.1%
Insurance Brokers — 4.9%
Aon Corp.	925,000	38,831,500
Property & Casualty Insurance — 4.7%
Berkshire Hathaway, Inc. - CL B*	525,000	37,296,000
Commercial Banks — 4.3%
Wells Fargo & Co.	1,440,000	34,732,800
Mortgage REIT’s — 0.2%
Redwood Trust, Inc.	168,811	1,885,619
		112,745,919
Consumer Staples — 9.8%
Food & Staples Retailing — 5.5%
Wal-Mart Stores, Inc.	450,000	23,355,000
CVS Caremark Corp.	625,000	20,987,500
		44,342,500
Beverages — 4.3%
Anheuser-Busch InBev SA/NV -
Sponsored ADR	400,000	21,192,000
Diageo plc - Sponsored ADR	175,000	13,287,750
		34,479,750
		78,822,250

	Principal amount or shares	Value
Industrials — 9.7%
Air Freight & Logistics — 3.9%
United Parcel Service, Inc. - CL B	500,000	$31,575,000
Industrial Conglomerates — 3.6%
Tyco International Ltd.	710,000	28,932,500
Aerospace & Defense — 2.2%
Lockheed Martin Corp.	240,000	17,433,600
		77,941,100
Materials — 6.4%
Construction Materials — 4.1%
Martin Marietta Materials, Inc.	400,000	25,288,000
Vulcan Materials Co.	264,600	7,292,376
		32,580,376
Industrial Gases — 1.6%
Praxair, Inc.	135,000	12,619,800
Fertilizers & Agricultural Chemicals — 0.7%
The Mosaic Co.	125,000	6,121,250
		51,321,426
Energy — 5.8%
Integrated Oil & Gas — 3.9%
ConocoPhillips	500,000	31,660,000
Oil & Gas Exploration & Production — 1.9%
Southwestern Energy Co.*	450,000	14,998,500
		46,658,500
Health Care — 2.3%
Pharmaceuticals — 2.3%
Valeant Pharmaceuticals International, Inc.	500,000	18,560,000

Other — 0.0%
Adelphia Recovery Trust,
Series ACC-7* #	3,535,000	—
Total Common Stocks
(Cost $670,723,471)		698,188,481

SHORT-TERM SECURITIES — 14.5%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	16,369,494	16,369,494
U.S. Treasury Bills, 0.01% to 0.05%,
11/25/11 to 12/01/11(b)	$100,000,000	99,998,390
Total Short-Term Securities
(Cost $116,367,160)		116,367,884
Total Investments in Securities
(Cost $787,090,631)		814,556,365
Other Liabilities in Excess of Other Assets — (1.6%)		(13,355,281)

Net Assets — 100.0%		$801,201,084

Net Asset Value Per Share		$27.02

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.

12 Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Partners Value Fund declined -14.7% in the third calendar quarter, compared to a loss of -13.9% for the S&P 500. For the calendar year-to-date, the Fund declined -8.6% compared to a -8.7% decline for the S&P 500. Volatility soared as investors digested a stream of mostly negative news dominated by Europe’s sovereign debt and banking woes, Washington’s poor handling of the U.S. debt ceiling debate, and increasing reports that the global economic recovery was losing steam. While few stocks were spared from temporary markdowns, large-cap bellwethers on balance held up much better than their small-cap counterparts. We hold some of both in this Fund that owns businesses of all stripes.

Smaller companies, especially those in more cyclical industries, accounted for the bulk of the Fund’s negative return during the quarter. Examples include SandRidge Energy (oil and gas: -48%) and Eagle Materials (cement and wallboard: -40%). Both operate in out-of-favor sectors. Both have some debt. Yet, both have clearly valuable assets, and both are implementing strategic plans that should help unlock those asset values over time. Live Nation Entertainment (concerts and ticketing: -30%), Redwood Trust (jumbo mortgage investing: -25%), and Omnicare (long-term care pharmacy services: -20%) further highlight the breadth of the pullback in smaller company stocks. We believe all remain materially undervalued. Grand Canyon Education (+14%) bucked the trend, rising from depressed levels after reporting solid results and providing a better than expected outlook.

We were net buyers during the late summer swoon. Valeant Pharmaceuticals is a multinational specialty pharmaceutical company with operations throughout North America, Central & Eastern Europe and Latin America. The company brings a unique, financially-driven approach to the business of manufacturing and selling drugs. Valeant has a diversified product portfolio, limited exposure to U.S. government reimbursement and minimal patent expiration risk. CEO Michael Pearson is a talented owner/operator with a track record of doing intelligent things with the company’s ample excess cash flow. Iconix Brand Group owns and manages a collection of well-known consumer brands that it licenses to retailers and manufacturers. Examples include Starter, Mossimo and Peanuts. Licensing is a good business. The company’s agreements provide a healthy stream of recurring revenue, much of it guaranteed. Iconix does not carry inventory, does not own stores, and does not have to invest much in working capital. As a result, the business generates very high margins and strong, predictable free cash flows.

We also added to more than a dozen positions at attractive valuations. For example, we now own larger stakes in Berkshire Hathaway, CVS Caremark, Interval Leisure, Target and Tyco. We trimmed Vulcan Materials to buy more Martin Marietta Materials, a higher conviction investment in the same industry. Finally, we sold Monsanto as the stock approached our value estimate after the company reported positive quarterly results.

Partners Value is a flexible, multi-cap fund that invests in companies of all sizes. Earlier in the year, our message had been that we were finding the most value in large company stocks. We now view the investing landscape as more balanced after the sharp small-cap selloff. Roughly half of the Fund’s equity holdings are in large companies, with the other half split between medium-sized and smaller businesses. The Fund’s residual cash position declined from 16% to 11% of net assets at quarter end

New and Eliminated Securities for Quarter Ended September 30, 2011
New Purchases ($mil)		Eliminations ($mil)
Valeant Pharmaceuticals International	$10.2	Monsanto	$10.5
Iconix Brand Group	7.0

weitzfunds.com 13

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners Value	-14.7%	1.1%	6.2%	-0.9%	2.8%	8.8%	10.5%	10.5%
S&P 500	-13.9	1.1	1.2	-1.2	2.8	5.2	7.6	9.0
Russell 3000	-15.3	0.6	1.5	-0.9	3.5	5.4	N/A	N/A
Russell 3000 Value	-16.6	-2.2	-1.6	-3.5	3.6	6.1	N/A	N/A

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 2001 through September 30, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Partners Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5
1999	22.1	21.0	1.1
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8
2010	27.5	15.1	12.4
2011 (9/30/11)	-8.6	-8.7	0.1
Since Inception:
Cumulative
Return	2,287.6	1,318.2	969.4
Avg. Annual
Return	11.8	9.8	2.0

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.21% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp. See page 4 for additional performance disclosures.

See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14 Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Microsoft	4.9%
Berkshire Hathaway	4.4
Dell	4.4
Aon	4.3
Liberty Interactive	4.3
Texas Instruments	3.8
Wells Fargo	3.8
Redwood Trust	3.6
Target	3.6
Liberty Global	3.3
% of Net Assets	40.4%

Industry Sectors
Consumer Discretionary	27.5%
Financials	18.8
Information Technology	17.5
Health Care	7.6
Energy	6.6
Materials	6.2
Industrials	3.2
Consumer Staples	1.7
Short-Term Securities/Other	10.9
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Grand Canyon Education	13.9%	2.5%	0.29%
Target	5.2	3.3	0.10
Interval Leisure Group	(2.7)	1.8	0.09
Monsanto	(16.9)	0.2	0.04

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
SandRidge Energy	(47.8)%	3.1%	(1.82)%
Redwood Trust	(24.5)	3.9	(1.01)
Eagle Materials	(39.9)	2.0	(0.93)
Live Nation Entertainment	(30.2)	2.4	(0.77)
Aon	(17.9)	4.3	(0.77)

Source: FactSet Portfolio Analytics

weitzfunds.com 15

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2011 • (UNAUDITED)

COMMON STOCKS — 89.1%	Shares	Value
Consumer Discretionary — 27.5%
Cable & Satellite — 7.9%
Liberty Global, Inc. - Series C*	550,000	$19,035,500
Liberty Media Corp. - Liberty Capital - Series A*	205,000	13,554,600
Comcast Corp. - CL A Special	650,000	13,448,500
		46,038,600
Internet & Catalog Retail — 4.3%
Liberty Interactive Corp. - Series A*	1,700,000	25,109,000
Multiline Retail — 3.6%
Target Corp.	425,000	20,842,000
Education Services — 3.2%
Grand Canyon Education, Inc.*	1,050,000	16,957,500
Strayer Education, Inc.	18,000	1,380,060
		18,337,560
Movies & Entertainment — 2.4%
Live Nation Entertainment, Inc.*	1,750,000	14,017,500
Hotels, Restaurants & Leisure — 2.4%
Interval Leisure Group, Inc.*	1,050,000	13,986,000
Household Durables — 1.9%
Mohawk Industries, Inc.*	250,000	10,727,500
Textiles, Apparel & Luxury Goods — 1.0%
Iconix Brand Group, Inc.*	375,000	5,925,000
Publishing — 0.8%
The Washington Post Co. - CL B	15,000	4,904,550
		159,887,710
Financials — 18.8%
Insurance Brokers — 7.0%
Aon Corp.	600,000	25,188,000
Willis Group Holdings Ltd.	300,000	10,311,000
Brown & Brown, Inc.	300,000	5,340,000
		40,839,000
Property & Casualty Insurance — 4.4%
Berkshire Hathaway, Inc. - CL B*	360,000	25,574,400
Commercial Banks — 3.8%
Wells Fargo & Co.	910,000	21,949,200
Mortgage REIT’s — 3.6%
Redwood Trust, Inc.	1,900,000	21,223,000
		109,585,600
Information Technology — 17.5%
Software — 4.9%
Microsoft Corp.	1,150,000	28,623,500
Internet Software & Services — 4.4%
Google, Inc. - CL A*	36,000	18,517,680
XO Group, Inc.*	900,000	7,353,000
		25,870,680
Computers & Peripherals — 4.4%
Dell, Inc.*	1,800,000	25,470,000
Semiconductors — 3.8%
Texas Instruments, Inc.	825,000	21,986,250
		101,950,430

	Shares	Value
Health Care — 7.6%
Health Care Services — 6.0%
Laboratory Corp. of America Holdings*	230,000	$18,181,500
Omnicare, Inc.	650,000	16,529,500
		34,711,000
Pharmaceuticals — 1.6%
Valeant Pharmaceuticals International, Inc.	250,000	9,280,000
		43,991,000
Energy — 6.6%
Oil & Gas Exploration & Production — 3.7%
SandRidge Energy, Inc.*	2,500,000	13,900,000
Southwestern Energy Co.*	225,000	7,499,250
		21,399,250
Integrated Oil & Gas — 2.9%
ConocoPhillips	270,000	17,096,400
		38,495,650
Materials — 6.2%
Construction Materials — 5.8%
Martin Marietta Materials, Inc.	200,000	12,644,000
Eagle Materials, Inc.	725,000	12,071,250
Texas Industries, Inc.	250,000	7,935,000
Vulcan Materials Co.	26,200	722,072
		33,372,322
Metals & Mining — 0.4%
Compass Minerals International, Inc.	37,600	2,510,928
		35,883,250
Industrials — 3.2%
Industrial Conglomerates — 3.2%
Tyco International Ltd.	450,000	18,337,500
Consumer Staples — 1.7%
Food & Staples Retailing — 1.7%
CVS Caremark Corp.	300,000	10,074,000
Other — 0.0%
Adelphia Recovery Trust, Series ACC-7* #	2,310,000	—
Total Common Stocks
(Cost $528,575,079)		518,205,140

The accompanying notes form an integral part of these financial statements.

16 Weitz Funds

SHORT-TERM SECURITIES — 11.0%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	14,262,231	$14,262,231
U.S. Treasury Bills, 0.01% to 0.05%,
11/25/11 to 12/01/11(b)	$50,000,000	49,999,190
Total Short-Term Securities
(Cost $64,260,871)		64,261,421
Total Investments in Securities
(Cost $592,835,950)		582,466,561
Other Liabilities in Excess of Other Assets — (0.1%)		(615,565)
Net Assets — 100.0%		$581,850,996
Net Asset Value Per Share		$18.81

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.

weitzfunds.com 17

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Partners III Opportunity Fund-Institutional Class declined -12.8% in the third calendar quarter, less than the -13.9% loss for the S&P 500. For the calendar year-to-date, the Fund declined -5.5% compared to a -8.7% decline for the S&P 500. Investors digested a stream of mostly negative news dominated by Europe’s sovereign debt and banking woes, Washington’s poor handling of the U.S. debt ceiling debate, and increasing reports that the global economic recovery was losing steam. While few stocks were spared from temporary markdowns, large-cap bellwethers on balance held up much better than their small-cap counterparts.

SandRidge Energy (-48%), Redwood Trust (-25%) and Live Nation Entertainment (-30%) were the largest detractors from results during the quarter. These three companies are investing for the future in the face of tough current conditions. SandRidge announced a more aggressive three-year growth plan to accelerate its oil production. Redwood continued to build out its mortgage investing relationships and platform. The company is well positioned to take advantage when private capital inevitably returns to play a larger role in this important market. Live Nation worked to integrate three unique businesses (ticketing, concerts, artist management) brought together with last year’s merger. In each case, we think patient investors will be rewarded from today’s prices. As expected in a declining market, the Fund’s short positions in small and mid-cap ETF’s registered meaningful gains. Grand Canyon Education (+14%) also rose from depressed levels after reporting solid results that included a better-than-expected outlook.

Valeant Pharmaceuticals was one of our largest new purchases during the quarter. Valeant is a multinational specialty pharmaceutical company with operations throughout North America, Central & Eastern Europe and Latin America. The company brings a unique, financially-driven approach to the business of manufacturing and selling drugs. Valeant has a diversified product portfolio, limited exposure to U.S. government reimbursement and minimal patent expiration risk. CEO Michael Pearson is a talented owner/operator with a track record of doing intelligent things with the company’s ample excess cash flow. Other new stocks included Coinstar, National CineMedia, CNA Financial, Iconix Brand Group, Apache and Hewlett-Packard.

Partners III Opportunity has the broadest toolkit of our equity funds. Several transactions during the quarter highlight the Fund’s unique features.

•	We initiated small new positions in several exchange-traded funds (“ETF’s”). One invests in home builders, another invests in domestic banks, and a third shorts long Treasury bonds.

•
We closed out the Discovery Communications share class pair trade with a nice gain. The dollar spread between the two classes (finally) narrowed significantly during the quarter, which was the objective when we initiated the position in early 2010.

•
We wrote options on a few of our stocks as volatility soared. At a high level, option writing is another way to capitalize on fear in the market. We view it as a supplemental tool rather than a core strategy.

•
We used synthetic shorts rather than ETF’s for some of our short position. We create a synthetic short by buying a put and writing a call on an underlying ETF. In a volatile market, this approach provides additional flexibility to take advantage of extreme price swings.

Partners III Opportunity invests in companies of all sizes, and typically maintains short positions to help manage risk. On balance we were fairly aggressive buyers during the summer market swoon. As a result, Partners III is 86% “net long” at quarter end, up from 74% at June 30, 2011. Long positions increased to 96% of net assets, while short positions (including option-related shorts) declined to 10% of net assets. The Fund’s short positions remain tilted to broad-based small and mid-cap stock ETF’s.

Note: Effective August 1, 2011, the Fund’s Investor Class shares became available for sale. For more information, see the Fund’s Prospectus.

New and Eliminated Securities for Quarter Ended September 30, 2011
New Purchases ($mil)		Eliminations ($mil)
Coinstar	$4.2	Discovery Communications – CL A (long)	$11.6
Valeant Pharmaceuticals International	4.0	Discovery Communications – CL C (short)	(12.2)
CNA Financial	3.6	Anheuser-Busch InBev	1.6
National CineMedia	3.6
Iconix Brand Group	2.8
Apache	2.6
Hewlett-Packard	2.3
SPDR KBW Bank Fund	1.9
ProShares Short 20+ Year Treasury Fund	1.6
Ishares Dow Jones U.S. Home Construction Index Fund	0.5

18 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners III – Institutional Class	-12.8%	5.3%	12.1%	2.5%	7.3%	10.5%	12.4%	11.8%
S&P 500	-13.9	1.1	1.2	-1.2	2.8	5.2	7.6	9.0
Russell 3000	-15.3	0.6	1.5	-0.9	3.5	5.4	N/A	N/A
Russell 3000 Value	-16.6	-2.2	-1.6	-3.5	3.6	6.1	N/A	N/A

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in Partners III – Institutional Class for the period March 31, 2001 through September 30, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Partners III (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7
1999	10.6	21.0	-10.4
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5
2010	33.0	15.1	17.9
2011 (9/30/11)	-5.5	-8.7	3.2
Since Inception:
Cumulative
Return	2,903.8	1,318.2	1,585.6
Avg. Annual
Return	12.7	9.8	2.9

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent Prospectus are 1.53% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp. See page 4 for additional performance disclosures.

See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com 19

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Wells Fargo	6.4%
Berkshire Hathaway	5.5
Microsoft	5.2
Liberty Interactive	4.6
Texas Instruments	4.5
Redwood Trust	3.9
Liberty Global	3.8
Dell	3.7
Aon	3.7
Omnicare	3.5
% of Net Assets	44.8%

Industry Sectors
Consumer Discretionary	26.4%
Financials	21.0
Information Technology	18.7
Energy	8.4
Health Care	8.2
Industrials	5.7
Materials	4.6
Consumer Staples	1.7
Telecommunication Services	0.1
Exchange Traded Funds	0.8
Securities Sold Short	(6.7)
Short Proceeds/Other	11.1
Net Assets	100.0%
Top Performers for Quarter Ended September 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Ishares Russell 2000 (short)	(21.8)%	(3.8)%	1.23%
Ishares Russell Midcap (short)	(18.7)	(1.6)	0.80
Ishares Russell 2000 Value (short)	(21.5)	(1.7)	0.39
Grand Canyon Education	13.9	1.7	0.20
Discovery Communications (net)	(8.2)	(0.1)	0.14

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
SandRidge Energy	(47.8)%	3.9%	(2.20)%
Redwood Trust	(24.5)	4.2	(1.09)
Live Nation Entertainment	(30.2)	3.4	(1.04)
Ascent Capital Group	(25.8)	3.3	(0.82)
Aon	(17.9)	4.3	(0.78)

Source: FactSet Portfolio Analytics

20 Weitz Funds

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2011 • (UNAUDITED)

COMMON STOCKS — 94.8%	Shares	Value
Consumer Discretionary — 26.4%
Cable & Satellite — 7.2%
Liberty Global, Inc. - Series C* (a)	500,000	$17,305,000
Liberty Media Corp. -
Liberty Capital - Series A* (a)	190,000	12,562,800
Knology, Inc.*	200,000	2,596,000
		32,463,800
Internet & Catalog Retail — 4.6%
Liberty Interactive Corp. - Series A* (a)	1,400,000	20,678,000
Movies & Entertainment — 3.5%
Live Nation Entertainment, Inc.* (a)	2,000,000	16,020,000
Multiline Retail — 2.9%
Target Corp.	270,000	13,240,800
Hotels, Restaurants & Leisure — 2.1%
Interval Leisure Group, Inc.*	724,521	9,650,620
Education Services — 1.7%
Grand Canyon Education, Inc.*	450,000	7,267,500
Strayer Education, Inc.	5,524	423,525
		7,691,025
Broadcasting — 1.3%
Cumulus Media, Inc. - CL A*	2,000,000	5,680,000
Specialized Consumer Services — 0.9%
Coinstar, Inc.* (a)	100,000	4,000,000
Household Durables — 0.9%
Mohawk Industries, Inc.*	90,000	3,861,900
Advertising — 0.8%
National CineMedia, Inc.	250,000	3,627,500
Textiles, Apparel & Luxury Goods — 0.5%
Iconix Brand Group, Inc.*	150,000	2,370,000
		119,283,645
Financials — 21.0%
Commercial Banks — 6.4%
Wells Fargo & Co.(a)	1,200,000	28,944,000
Property & Casualty Insurance — 6.2%
Berkshire Hathaway, Inc. - CL B* (a)	350,000	24,864,000
CNA Financial Corp.	150,000	3,370,500
		28,234,500
Insurance Brokers — 4.5%
Aon Corp.	400,000	16,792,000
Willis Group Holdings Ltd.	100,000	3,437,000
		20,229,000
Mortgage REIT’s — 3.9%
Redwood Trust, Inc.(a)	1,600,000	17,872,000
		95,279,500
Information Technology — 18.7%
Software — 5.2%
Microsoft Corp.	950,000	23,645,500
Internet Software & Services — 4.7%
Google, Inc. - CL A* (a)	30,000	15,431,400
XO Group, Inc.*	730,000	5,964,100
		21,395,500
Semiconductors — 4.5%
Texas Instruments, Inc.	770,000	20,520,500

	Shares	Value
Computers & Peripherals — 4.3%
Dell, Inc.* (a)	1,200,000	$16,980,000
Hewlett-Packard Co.(a)	100,000	2,245,000
		19,225,000
		84,786,500
Energy — 8.4%
Oil & Gas Exploration & Production — 5.8%
SandRidge Energy, Inc.*	2,707,800	15,055,368
Southwestern Energy Co.*	260,000	8,665,800
Apache Corp.(a)	30,000	2,407,200
		26,128,368
Integrated Oil & Gas — 2.6%
ConocoPhillips(a)	190,000	12,030,800
		38,159,168
Health Care — 8.2%
Health Care Services — 6.5%
Omnicare, Inc.(a)	630,000	16,020,900
Laboratory Corp. of America Holdings* (a)	170,000	13,438,500
		29,459,400
Pharmaceuticals — 1.7%
Valeant Pharmaceuticals International, Inc.	200,000	7,424,000
		36,883,400
Industrials — 5.7%
Commercial Services & Supplies — 3.0%
Ascent Capital Group, Inc. - CL A*	340,000	13,368,800
Industrial Conglomerates — 2.0%
Tyco International Ltd.	220,000	8,965,000
Machinery — 0.7%
Intelligent Systems Corp.* # †	2,270,000	3,405,000
		25,738,800
Materials — 4.6%
Construction Materials — 4.6%
Martin Marietta Materials, Inc.(a)	130,000	8,218,600
Texas Industries, Inc.	225,000	7,141,500
Eagle Materials, Inc.	330,000	5,494,500
		20,854,600
Consumer Staples — 1.7%
Food & Staples Retailing — 1.1%
CVS Caremark Corp.	155,000	5,204,900
Household Products — 0.6%
Energizer Holdings, Inc.*	40,000	2,657,600
		7,862,500
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Continental Resources* #	663	331,500
Total Common Stocks
(Cost $413,765,395)		429,179,613

The accompanying notes form an integral part of these financial statements.

weitzfunds.com 21

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

EXCHANGE TRADED FUNDS — 0.8%	Shares	Value
SPDR KBW Bank Fund	100,000	$1,754,000
ProShares Short 20+ Year Treasury Fund*	50,000	1,607,500
Ishares Dow Jones U.S. Home
Construction Index Fund(a)	50,000	447,500
(Cost $3,954,190)		3,809,000

PUT OPTIONS* — 0.6%	Expiration date/ Strike price	Shares subject to option	Value
Ishares Russell
2000 Fund	Oct. 2011 / $82	100,000	1,786,500
Ishares Russell
Midcap Fund	Nov. 2011 / $97	100,000	1,050,000
Total Put Options
(premiums paid $1,005,000)			2,836,500

SHORT-TERM SECURITIES — 1.3%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)
(Cost $5,980,830)	5,980,830	5,980,830
Total Investments in Securities
(Cost $424,705,415)		441,805,943
Due From Broker(a) — 9.5%		43,007,452
Securities Sold Short — (6.3%)		(28,608,900)
Options Written — (0.4%)		(2,013,500)
Other Liabilities in Excess of Other Assets — (0.3%)		(1,312,707)
Net Assets — 100.0%		$452,878,288
Net Asset Value Per Share - Institutional Class		$10.73
Net Asset Value Per Share - Investor Class		$10.73

SECURITIES SOLD SHORT — (6.3%)	Shares	Value
Ishares Russell 2000 Fund	220,000	$(14,135,000)
Ishares Russell 2000 Value Fund	130,000	(7,413,900)
Ishares Russell Midcap Fund	80,000	(7,060,000)
Total Securities Sold Short
(proceeds $36,994,021)		$(28,608,900)

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Apache Corp.	Jan. 2012 / $85	10,000	$(65,750)
Coinstar, Inc.	Jan. 2012 / $40	20,000	(122,000)
Hewlett-Packard Co.	Jan. 2012 / $22.50	25,000	(68,750)
Hewlett-Packard Co.	Jan. 2012 / $25	25,000	(43,500)
Hewlett-Packard Co.	Jan. 2012 / $26	50,000	(71,500)
Ishares Dow Jones U.S. Home Construction
Index Fund	Jan. 2012 / $10	50,000	(30,000)
Live Nation
Entertainment, Inc.	Oct. 2011 / $10	100,000	(5,000)
Wells Fargo & Co.	Jan. 2012 / $26	100,000	(180,000)
Wells Fargo & Co.	Oct. 2011 / $26	100,000	(59,000)
			(645,500)
Uncovered Call Options
Ishares Russell
Midcap Fund	Nov. 2011 / $97	100,000	(180,000)
Put Options
Apache Corp.	Jan. 2012 / $75	10,000	(67,000)
Apache Corp.	Oct. 2011 / $90	10,000	(106,750)
Coinstar, Inc.	Jan. 2012 / $40	20,000	(119,000)
Hewlett-Packard Co.	Jan. 2012 / $20	50,000	(87,750)
Hewlett-Packard Co.	Jan. 2012 / $22.50	50,000	(142,000)
Live Nation
Entertainment, Inc.	Oct. 2011 / $10	100,000	(197,500)
Wells Fargo & Co.	Jan. 2012 / $22.50	100,000	(222,500)
Wells Fargo & Co.	Oct. 2011 / $26	100,000	(245,500)
			(1,188,000)
Total Options Written			$(2,013,500)
(premiums received $2,249,086)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on securities sold short and outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2011.

The accompanying notes form an integral part of these financial statements.

22 Weitz Funds

RESEARCH FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Jonathan Baker, Barton Hooper,
David Perkins & Andrew Weitz

The Research Fund declined -9.6% for the quarter compared to declines of -13.9% for the S&P 500, -15.3% for the Russell 3000, and -16.6% for the Russell 3000 Value. For the calendar year-to-date, the Fund decreased -6.8%, compared to -8.7% for the S&P 500, -9.9% for the Russell 3000, and -11.9% for the Russell 3000 Value.

Coinstar (-27%) which is the Fund’s largest holding, was one of the largest negative contributors to performance this quarter. We believe the stable and growing cash flow the company generates from its coin counting and DVD rental businesses is significantly undervalued and we increased our position at lower prices during the quarter. Jonathan Baker describes our investment thesis on Coinstar in more detail in the Analyst Corner.

SandRidge Energy (-48%) which returned to the Fund during the quarter after a brief hiatus, also generated significant negative performance. Although the repurchase of SandRidge turned out to be a bit premature, we continued to increase the position during the quarter. A majority of the decline came after the company reported earnings for the second quarter and announced an aggressive 3-year growth plan which will require outside funding. We believe SandRidge has substantial undervalued assets and that it has an achievable path to securing its growth financing. At current prices, we believe SandRidge trades with a significant margin of safety.

The Fund’s investments in cement producers Eagle Materials (-40%) and Texas Industries (-24%) were also significant detractors to performance. Fears of a double-dip recession in the U.S. and further delays by government on infrastructure funding caused significant share price declines. We continue to believe that these businesses have irreplaceable assets that provide an opportunity for outperformance from today’s levels.

In addition to SandRidge Energy, several new companies were added to the Fund during the quarter. One of these companies, Valeant Pharmaceuticals, is a multinational specialty pharmaceutical company with operations throughout North America, Central & Eastern Europe and Latin America. Valeant brings a unique, financially-driven approach to the business of manufacturing and selling drugs. The company’s lack of product concentration, U.S. government reimbursement exposure and patent risk are key pillars in our investment thesis. CEO Michael Pearson is a talented owner/operator who we trust to do intelligent things with the ample excess cash flow Valeant generates.

We initiated a position in Hewlett-Packard during the final week of the quarter. Following a string of controversial decisions and poor execution by its former management, investor sentiment toward the company reached all-time lows. We acknowledge that HP will undoubtedly face challenges in the near term as it reformulates its strategy, integrates Autonomy and rebuilds customer trust under new CEO Meg Whitman. Nonetheless, we believe HP’s portfolio includes a number of very attractive and entrenched businesses worth far more than the less than 5x trailing earnings we paid to acquire them.

Other additions to the Fund during the quarter were The Walt Disney Co., Brown & Brown, Texas Instruments and Republic Services. Positions in Apple, Willis Group, Compass Minerals, American Eagle Outfitters and Martin Marietta Materials were all eliminated during the quarter in favor of more appealing opportunities. Cash balances were essentially unchanged from the second quarter at approximately 14%.

Research is a focused, multi-cap equity fund that invests in companies of all sizes. The Fund is managed in a “sleeve” format, with each co-manager responsible for all decisions related to their portion of the portfolio’s assets. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds including potentially higher levels of concentration, position sizes, and turnover within the Fund.

New and Eliminated Securities for Quarter Ended September 30, 2011
New Purchases ($000’s)		Eliminations ($000’s)
SandRidge Energy	$454	Apple	$208
Texas Instruments	283	Martin Marietta Materials	174
Valeant Pharmaceuticals International	263	Willis Group Holdings	155
Hewlett-Packard	241	American Eagle Outfitters	104
Brown & Brown	219	Compass Minerals International	100
Walt Disney	201
Republic Services	184

weitzfunds.com 23

RESEARCH FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	Since Inception
Research	-9.6%	2.6%	10.8%	2.4%	3.9%
S&P 500	-13.9	1.1	1.2	-1.2	1.4
Russell 3000	-15.3	0.6	1.5	-0.9	1.8
Russell 3000 Value	-16.6	-2.2	-1.6	-3.5	0.2

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period April 1, 2005 through September 30, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Research (1)	S&P 500 (2)	Relative Results (1)-(2)
2005 (4/1/05)	4.0%	7.2%	-3.2%
2006	21.8	15.8	6.0
2007	-13.4	5.5	-18.9
2008	-30.7	-37.0	6.3
2009	38.8	26.5	12.3
2010	30.3	15.1	15.2
2011 (9/30/11)	-6.8	-8.7	1.9
Since Inception:
Cumulative
Return	28.2	9.6	18.6
Avg. Annual
Return	3.9	1.4	2.5

Starting January 1, 2011, these performance numbers reflect the deduction of the Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Fund as stated in its most recent Prospectus are 1.81% (estimated gross) and 0.91% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2012. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp. See page 4 for additional performance disclosures.

See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24 Weitz Funds

RESEARCH FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Coinstar	6.8%
National CineMedia	5.3
Google	5.1
ITT Educational Services	5.0
Microsoft	4.8
Aon	4.1
Eagle Materials	4.1
Dell	2.9
Grand Canyon Education	2.9
Texas Industries	2.8
% of Net Assets	43.8%

Industry Sectors
Consumer Discretionary	37.1%
Information Technology	22.0
Financials	8.4
Materials	6.8
Energy	3.8
Industrials	3.4
Health Care	3.0
Consumer Staples	1.3
Short-Term Securities/Other	14.2
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Grand Canyon Education	13.9%	5.9%	0.89%
Google	1.6	5.8	0.21
Republic Services	(8.3)	0.9	0.12
Apple	13.6	0.9	0.11
Target	5.2	2.1	0.08

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Eagle Materials	(39.9)%	3.4%	(1.34)%
Coinstar	(26.7)	4.7	(1.30)
SandRidge Energy	(47.8)	1.5	(1.15)
Aon	(17.9)	4.3	(0.79)
Texas Industries	(23.6)	1.6	(0.55)

Source: FactSet Portfolio Analytics

weitzfunds.com 25

RESEARCH FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2011 • (UNAUDITED)

COMMON STOCKS — 85.8%	Shares	Value
Consumer Discretionary — 37.1%
Education Services — 10.4%
ITT Educational Services, Inc.*	10,685	$615,242
Grand Canyon Education, Inc.*	21,730	350,939
Strayer Education, Inc.	4,081	312,890
		1,279,071
Advertising — 7.3%
National CineMedia, Inc.	45,192	655,736
Omnicom Group, Inc.	6,594	242,923
		898,659
Specialized Consumer Services — 6.8%
Coinstar, Inc.*	20,983	839,320
Cable & Satellite — 3.2%
Comcast Corp. - CL A	9,700	202,730
Knology, Inc.*	14,660	190,287
		393,017
Movies & Entertainment — 2.6%
The Walt Disney Co.	6,600	199,056
Viacom, Inc. - CL B	3,200	123,968
		323,024
Hotels, Restaurants & Leisure — 2.1%
Interval Leisure Group, Inc.*	19,036	253,560
Multiline Retail — 1.8%
Target Corp.	4,400	215,776
Textiles, Apparel & Luxury Goods — 1.5%
Skechers U.S.A., Inc. - CL A*	13,244	185,813
Internet & Catalog Retail — 1.4%
Liberty Interactive Corp. - Series A*	11,900	175,763
		4,564,003
Information Technology — 22.0%
Internet Software & Services — 7.6%
Google, Inc. - CL A*	1,229	632,173
XO Group, Inc.*	36,591	298,948
		931,121
Computers & Peripherals — 4.8%
Dell, Inc.*	25,150	355,873
Hewlett-Packard Co.	10,558	237,027
		592,900
Software — 4.8%
Microsoft Corp.	23,551	586,184
Semiconductors — 2.0%
Texas Instruments, Inc.	9,370	249,710
IT Services — 1.4%
Accenture plc - CL A	3,300	173,844
Communications Equipment — 1.4%
Cisco Systems, Inc.	11,064	171,381
		2,705,140

	Shares	Value
Financials — 8.4%
Insurance Brokers — 5.8%
Aon Corp.	12,113	$508,504
Brown & Brown, Inc.	11,677	207,851
		716,355
Property & Casualty Insurance — 2.6%
Berkshire Hathaway, Inc. - CL B*	4,490	318,970
		1,035,325
Materials — 6.8%
Construction Materials — 6.8%
Eagle Materials, Inc.	30,112	501,365
Texas Industries, Inc.	10,721	340,285
		841,650
Energy — 3.8%
Oil & Gas Exploration & Production — 3.8%
SandRidge Energy, Inc.*	56,557	314,457
Southwestern Energy Co.*	4,500	149,985
		464,442
Industrials — 3.4%
Aerospace & Defense — 1.7%
Lockheed Martin Corp.	2,896	210,365
Commercial Services & Supplies — 1.7%
Republic Services, Inc.	7,200	202,032
		412,397
Health Care — 3.0%
Pharmaceuticals — 2.0%
Valeant Pharmaceuticals International, Inc.	6,480	240,538
Health Care Services — 1.0%
Omnicare, Inc.	5,000	127,150
		367,688
Consumer Staples — 1.3%
Food & Staples Retailing — 1.3%
CVS Caremark Corp.	4,810	161,520
Total Common Stocks
(Cost $11,071,428)		10,552,165

SHORT-TERM SECURITIES — 15.5%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $1,912,866)	1,912,866	$1,912,866
Total Investments in Securities
(Cost $12,984,294)		12,465,031
Other Liabilities in Excess of Other Assets — (1.3%)		(157,019)
Net Assets — 100.0%		$12,308,012
Net Asset Value Per Share		$9.18

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2011.

The accompanying notes form an integral part of these financial statements.

26 Weitz Funds

HICKORY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Hickory Fund declined -17.1% in the third calendar quarter, compared to a -13.9% loss for the S&P 500 and a -21.2% loss for the Russell 2500. Year-to-date, the Fund declined -9.8%, compared with -8.7% for the S&P 500 and -14.9% for the Russell 2500. The third quarter saw the escalation of a number of problems throughout the world (e.g. the debt ceiling debate in the U.S., S&P’s credit rating downgrade of the United States, and the unresolved sovereign debt crises in Europe) that unleashed a new wave of volatility across global capital markets. In the United States, the impact has been felt disproportionately by small-and mid-cap equities, as evidenced by the over 7 percentage point underperformance of the “smid-cap” Russell 2500 when compared to the broader S&P 500 index. Although the Hickory Fund has held up better than the Russell 2500, the absolute performance was nonetheless disappointing as relatively few of our holdings emerged unscathed.

SandRidge Energy (-48%) was the Fund’s largest detractor in the quarter. A majority of the decline came after the company reported earnings for the second quarter and announced an aggressive 3-year growth plan that will require SandRidge to secure roughly $2.5 billion of outside financing to meet its targets. Although investors remain skeptical given the magnitude of the investment and the company’s already levered balance sheet, we believe management has several options to raise the needed capital without resorting to a dilutive equity offering. SandRidge has already raised roughly $1.5 billion of new capital this year alone via a series of joint ventures, royalty trust offerings, and outright asset sales, and more transactions are probable. Additionally, management continues to increase the visibility of near term cash flows by hedging roughly two-thirds of next year’s production at attractive returns. Lastly, the company could dial back growth should financing prove too expensive. At current prices, we believe SandRidge trades with a significant margin of safety.

Long time holding Redwood Trust (-25%) also suffered as continued government subsidization of the residential mortgage market crowds out private capital’s opportunity to invest in mortgages at an acceptable rate of return. The progress may be slow, but we anticipate that the government will eventually reduce its participation in this market, allowing patient and prudent investors such as Redwood to step in at more appropriate returns.

The Fund’s investment in rocks, gravel and cement producers was also an outsized drag during the quarter and year-to-date. These companies are obviously tied to the country’s construction appetite and the government’s infrastructure investment budget. Expectations for a rebound in activity continue to be pushed out and fears of a double dip recession in the U.S. sent shares of Eagle Materials (-40%), Vulcan Materials (-28%), Martin Marietta Materials (-20%) and Texas Industries (-24%) reeling for the quarter. Our expectations remain that a recovery in volumes, still years away, will eventually arrive and that these businesses have irreplaceable assets that provide an opportunity for outperformance from today’s levels.

We were net buyers over the quarter as volatility allowed us to add meaningfully to several existing positions as they fell, including National CineMedia, Coinstar, and Knology. Although these are consumer-oriented businesses, we believe them to be more recession-resistant than is reflected in their share prices, allowing us to add to the positions at attractive valuations. We also added to our position in CNA Financial as the company continues to improve its execution and results. Grand Canyon Education (+14%) was a bright spot during the quarter, and we used its strength as an opportunity to recycle some of our invested capital into lower valuation opportunities. The Fund also closed out its positions in Iron Mountain, ACI Worldwide and eHealth as their discounts to our value estimates narrowed. We ended the quarter with no new positions.

The Hickory Fund invests in our firm’s best smaller company ideas. The Fund’s weighted average market cap is just under $4 billion, reflecting Hickory’s diverse mix of mid-cap and small-cap stocks. The Fund remains relatively concentrated, with the ten largest positions accounting for 41% of net assets. Hickory’s residual cash position was 16% of net assets at quarter end.

New and Eliminated Securities for Quarter Ended September 30, 2011
New Purchases ($mil)	Eliminations ($mil)
None	Iron Mountain	$3.5
	ACI Worldwide	1.7
	eHealth	1.3

weitzfunds.com 27

HICKORY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year
Hickory	-17.1%	1.5%	7.5%	-0.7%	5.4%	7.7%
S&P 500	-13.9	1.1	1.2	-1.2	2.8	5.2
Russell 2500	-21.2	-2.2	2.3	0.2	7.1	7.2
Russell 2500 Value	-21.1	-4.7	0.1	-1.7	7.2	8.4

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2001 through September 30, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Effective June 30, 2008, the Hickory Fund adopted its current principal investment strategy of investing the majority of its assets in smaller and medium sized companies, those with a market capitalization of less than $10 billion at the time of purchase.

The following chart depicts the change in the value of $10,000 investment in the Hickory Fund for the period June 30, 2008 through September 30, 2011, as compared with the growth of the Russell 2500 Index during the same period.

	Hickory	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2
2004	22.6	10.9	11.7
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0
2010	38.7	15.1	23.6
2011 (9/30/11)	-9.8	-8.7	-1.1
Since Inception:
Cumulative
Return	414.0	258.4	155.6
Avg. Annual
Return	9.2	7.1	2.1

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.28% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

28 Weitz Funds

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Liberty Interactive	4.8%
Omnicare	4.5
Redwood Trust	4.4
Aon	4.3
Liberty Global	4.2
Liberty Media - Capital	4.0
Ascent Capital Group	3.9
Laboratory Corp. of America	3.7
Live Nation Entertainment	3.6
SandRidge Energy	3.6
% of Net Assets	41.0%

Industry Sectors
Consumer Discretionary	39.6%
Financials	14.5
Materials	8.6
Health Care	8.3
Industrials	3.8
Energy	3.6
Consumer Staples	2.4
Information Technology	2.3
Telecommunication Services	0.9
Short-Term Securities/Other	16.0
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2011
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Grand Canyon Education	13.9%	2.6%	0.29%
Republic Services	(8.3)	0.2	0.15
Interval Leisure Group	(2.7)	2.5	0.05
CIBL	21.8	0.2	0.04
Iron Mountain	(6.5)	0.2	0.02

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2011
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
SandRidge Energy	(47.8)%	4.3%	(2.49)%
Live Nation Entertainment	(30.2)	3.8	(1.23)
Redwood Trust	(24.5)	4.6	(1.16)
Ascent Capital Group	(25.8)	4.1	(1.02)
Liberty Media - Capital	(22.9)	3.9	(0.91)

Source: FactSet Portfolio Analytics

weitzfunds.com 29

HICKORY FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2011 • (UNAUDITED)

COMMON STOCKS — 84.0%	Shares	Value
Consumer Discretionary — 39.6%
Cable & Satellite — 11.3%
Liberty Global, Inc. - Series C*	320,000	$11,075,200
Liberty Media Corp. -
Liberty Capital - Series A*	160,000	10,579,200
Knology, Inc.*	580,000	7,528,400
CIBL, Inc.#	1,005	716,063
		29,898,863
Internet & Catalog Retail — 4.8%
Liberty Interactive Corp. - Series A*	869,373	12,840,639
Movies & Entertainment — 3.6%
Live Nation Entertainment, Inc.*(c)	1,200,000	9,612,000
Education Services — 3.0%
Grand Canyon Education, Inc.*	400,000	6,460,000
Strayer Education, Inc.	20,000	1,533,400
		7,993,400
Hotels, Restaurants & Leisure — 3.0%
Interval Leisure Group, Inc.*	600,000	7,992,000
Household Durables — 2.8%
Mohawk Industries, Inc.*	170,000	7,294,700
Advertising — 2.6%
National CineMedia, Inc.	470,000	6,819,700
Textiles, Apparel & Luxury Goods — 2.5%
Iconix Brand Group, Inc.*	340,000	5,372,000
Kenneth Cole Productions, Inc.*	110,000	1,180,300
		6,552,300
Specialty Retail — 1.9%
Cabela’s, Inc. - CL A*	150,000	3,073,500
American Eagle Outfitters, Inc.	170,000	1,992,400
		5,065,900
Specialized Consumer Services — 1.8%
Coinstar, Inc.*	120,000	4,800,000
Broadcasting — 1.8%
Cumulus Media, Inc. - CL A*	1,200,000	3,408,000
Liberty Media Corp. -
Liberty Starz - Series A*	21,300	1,353,828
		4,761,828
Publishing — 0.5%
The Washington Post Co. - CL B	4,000	1,307,880
		104,939,210
Financials — 14.5%
Insurance Brokers — 7.1%
Aon Corp.	270,000	11,334,600
Brown & Brown, Inc.	230,000	4,094,000
Willis Group Holdings Ltd.	100,000	3,437,000
		18,865,600
Mortgage REIT’s — 4.4%
Redwood Trust, Inc.	1,040,000	11,616,800
Property & Casualty Insurance — 2.5%
CNA Financial Corp.	300,000	6,741,000
Thrifts & Mortgage Finance — 0.4%
Tree.com, Inc.*	201,822	1,009,110
Real Estate Services — 0.1%
Kennedy-Wilson Holdings, Inc.	30,000	318,000
Kennedy-Wilson Holdings, Inc. -
Warrants, expiration date 11/14/14*	10,000	17,200
		335,200
		38,567,710

	Shares	Value
Materials — 8.6%
Construction Materials — 7.2%
Martin Marietta Materials, Inc.	110,000	$6,954,200
Texas Industries, Inc.	180,000	5,713,200
Eagle Materials, Inc.	300,000	4,995,000
Vulcan Materials Co.	50,000	1,378,000
		19,040,400
Metals & Mining — 1.4%
Compass Minerals International, Inc.	55,000	3,672,900
		22,713,300
Health Care — 8.3%
Health Care Services — 8.3%
Omnicare, Inc.	472,100	12,005,503
Laboratory Corp. of America Holdings*	125,000	9,881,250
		21,886,753
Industrials — 3.8%
Commercial Services & Supplies — 3.8%
Ascent Capital Group, Inc. - CL A*	259,600	10,207,472
Energy — 3.6%
Oil & Gas Exploration & Production — 3.6%
SandRidge Energy, Inc.*	1,700,000	9,452,000
Consumer Staples — 2.4%
Household Products — 1.2%
Energizer Holdings, Inc.*	50,000	3,322,000
Personal Products — 1.2%
Prestige Brands Holdings, Inc.*	340,000	3,077,000
		6,399,000
Information Technology — 2.3%
Internet Software & Services — 2.0%
XO Group, Inc.*	640,000	5,228,800
Electronic Equipment & Instruments — 0.3%
FLIR Systems, Inc.	30,000	751,500
		5,980,300
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.9%
LICT Corp.* #	1,005	2,178,338
ICTC Group, Inc. - CL A* #	13,065	146,328
		2,324,666
Total Common Stocks
(Cost $221,902,339)		222,470,411

The accompanying notes form an integral part of these financial statements.

30 Weitz Funds

	Principal
SHORT-TERM	amount
SECURITIES — 15.3%	or shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	23,028,942	$23,028,942
U.S. Treasury Bills, 0.01% to 0.05%,
10/27/11 to 11/25/11(b)	$17,500,000	17,499,785
Total Short-Term Securities
(Cost $40,528,391)		40,528,727
Total Investments in Securities
(Cost $262,430,730)		262,999,138
Due From Broker(c) — 0.4%		1,126,337
Options Written — (0.1%)		(202,500)
Other Assets Less Other Liabilities — 0.4%		1,028,008
Net Assets — 100.0%		$264,950,983
Net Asset Value Per Share		$34.25

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Live Nation
Entertainment, Inc.	Oct. 2011 / $10	100,000	$(5,000)
Put Options
Live Nation
Entertainment, Inc.	Oct. 2011 / $10	100,000	(197,500)
Total Options Written
(premiums received $240,045)			$(202,500)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Fully or partially pledged on outstanding written options.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 31

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton

The Balanced Fund declined -9.2% in the third calendar quarter, compared to a -7.4% loss for the Blended Index. For the calendar year-to-date, the Fund declined -5.8% compared to a -3.2% decline for the Blended Index. Volatility soared as investors digested a stream of mostly negative news dominated by Europe’s sovereign debt and banking woes, Washington’s poor handling of the U.S. debt ceiling debate, and increasing reports that the global economic recovery was losing steam. In this environment, asset allocation was the primary driver of investment results for the quarter. In summary:

•	Stocks fell sharply from their highs. Large-cap bellwethers (S&P 500: -13.9%) held up better than their small-cap counterparts (Russell 2000: -21.9%). Few stocks were spared from temporary markdowns.

•	U.S. Treasury bonds delivered solid, positive returns in a flight to safety. In general, the longer the maturity, the higher the return.

•
Corporate bond spreads widened as investors demanded more compensation for taking credit risk. High yield bonds declined, posting negative returns. Higher quality corporate bonds underperformed Treasuries, but on average gained modestly.

•	Cash provided zero return, but served its role as a store of (nominal) value.

We have invested more than 65% of net assets in equities, which impacted the Fund’s results for the quarter. Detractors ranged from construction materials companies (Eagle Materials -40%, Texas Industries -24%, Martin Marietta Materials -21%) to insurance brokers (Brown & Brown -30%, Aon -18%), from health care stocks (LabCorp -18%, Omnicare -20%) to advertising agencies (Omnicom -23%). Some face demand headwinds, and none would be immune to another recession. Still, our view is that these and many other good businesses are trading at attractive valuations for investors with multi-year time horizons.

We were net buyers on balance during the late summer swoon. One new investment, Valeant Pharmaceuticals, is a multinational specialty pharmaceutical company with operations throughout North America, Central & Eastern Europe and Latin America. The company brings a unique, financially-driven approach to the business of manufacturing and selling drugs. Valeant has a diversified product portfolio, limited exposure to U.S. government reimbursement and minimal patent expiration risk. CEO Michael Pearson is a talented owner/operator with a track record of doing intelligent things with the company’s ample excess cash flow.

Other new investments included The Walt Disney Co. and Coinstar. Consumers and investors alike have long admired Disney’s brands, media networks, theme parks and company culture. Investor fears about consumer spending and advertising demand provided a rare buying opportunity for the stock. We were pleased to finally move this world-class business from “on deck” to “on board.” Coinstar is best known today for its network of redbox DVD kiosks located in grocery stores, gas stations and other convenient locations throughout the country. Jon Baker describes our current investment thesis for this repeat holding in the Analyst Corner. We also sold two stocks during the quarter. We eliminated Vulcan Materials to focus on higher conviction investments in the construction materials sector, and we sold Monsanto as the stock approached our value estimate.

Our bond holdings remain concentrated in short maturity debt. This positioning has been too conservative as we sat out the latest Treasury rally. On the other hand, we also avoided the recent decline in high-yield prices. We have been willing to pass up potential return to protect capital in the current environment. We did add government agency bonds that will either be called next year (likely) or pay high yields to their final 3-5 year maturities (unlikely). The corporate bond market has been showing increasing signs of stress. If this stress continues, we may see buying opportunities in high-quality and especially higher-yielding bonds.

The Fund’s asset allocation is roughly two-thirds equities and one-third defensive bonds and residual cash. Our team’s company-by-company analysis indicates that our stocks are attractively priced. We should invest for the long term at these valuation levels, and we did add to the Fund’s stock holdings again during the quarter. Yet, the near-term outlook and broader macro environment are increasingly uncertain. With this backdrop, it is comforting to also have plenty of liquidity to take advantage of additional opportunities in stocks or corporate bonds. We look forward to reporting on our progress at year end.

New and Eliminated Securities for Quarter Ended September 30, 2011
New Purchases ($000’s)		Eliminations ($000’s)
Coinstar	$1,802	Monsanto	$1,000
Valeant Pharmaceuticals International	1,426	Vulcan Materials	554
Walt Disney	1,134

	Total Returns		Average Annual Total Returns
					Since
	Ytd	1 Year	3 Year	5 Year	Inception
Balanced Fund	-5.8%	1.0%	5.8%	0.8%	3.5%
Blended Index	-3.2	2.0	3.5	1.7	4.1
S&P 500	-8.7	1.1	1.2	-1.2	3.7
Barclays Intermediate Credit	4.9	3.4	7.0	5.9	4.6

See page 4 for additional performance disclosures.

32 Weitz Funds

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway	4.2%
Microsoft	2.9
United Parcel Service	2.9
Anheuser-Busch InBev	2.6
Aon	2.6
Laboratory Corp. of America	2.5
National CineMedia	2.2
Martin Marietta Materials	2.2
Target	2.1
Google	2.0
% of Net Assets	26.2%

Industry Sectors
Consumer Discretionary	14.5%
Financials	12.2
Information Technology	9.8
Consumer Staples	7.7
Materials	7.5
Health Care	5.5
Industrials	4.9
Energy	3.4
Total Common Stocks	65.5
Short-Term Securities/Other	11.8
Government Agency	8.5
Corporate Bonds	7.7
Mortgage-Backed & Asset-Backed Securities	6.1
Taxable Municipal Bonds	0.4
Total Bonds & Short-Term Securities	34.5
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2011
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Grand Canyon Education	13.9%	2.3%	0.34%
Target	5.2	2.2	0.09
Monsanto	(16.9)	0.2	0.03
Fannie Mae AB1769 - 3.0% 2025	3.6	0.6	0.02
Walt Disney	(22.8)	0.7	0.01

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2011
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Eagle Materials	(39.9)%	1.2%	(0.53)%
Aon	(17.9)	2.7	(0.50)
Brown & Brown	(30.3)	1.4	(0.47)
Redwood Trust	(24.5)	1.7	(0.46)
Laboratory Corp. of America	(18.3)	2.4	(0.44)

Source: FactSet Portfolio Analytics

weitzfunds.com 33

BALANCED FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2011 • (UNAUDITED)

COMMON STOCKS — 65.5%	Shares	Value
Consumer Discretionary — 14.5%
Advertising — 3.6%
National CineMedia, Inc.	117,025	$1,698,033
Omnicom Group, Inc.	30,000	1,105,200
		2,803,233
Multiline Retail — 2.1%
Target Corp.	33,000	1,618,320
Education Services — 2.0%
Grand Canyon Education, Inc.*	70,100	1,132,115
Strayer Education, Inc.	5,000	383,350
		1,515,465
Specialized Consumer Services — 1.6%
Coinstar, Inc.*	30,000	1,200,000
Movies and Entertainment — 1.5%
The Walt Disney Co.	37,500	1,131,000
Internet & Catalog Retail — 1.4%
Liberty Interactive Corp. - Series A*	75,000	1,107,750
Cable & Satellite — 1.4%
Comcast Corp. - CL A Special	52,500	1,086,225
Household Durables — 0.9%
Mohawk Industries, Inc.*	17,000	729,470
		11,191,463
Financials — 12.2%
Insurance Brokers — 5.0%
Aon Corp.	47,000	1,973,060
Brown & Brown, Inc.	55,000	979,000
Willis Group Holdings Ltd.	25,000	859,250
		3,811,310
Property & Casualty Insurance — 4.1%
Berkshire Hathaway, Inc. - CL B* (f)	45,000	3,196,800
Commercial Banks — 1.6%
Wells Fargo & Co.	50,000	1,206,000
Mortgage REIT’s — 1.5%
Redwood Trust, Inc.	105,000	1,172,850
		9,386,960
Information Technology — 9.8%
Software — 2.9%
Microsoft Corp.	90,000	2,240,100
Internet Software & Services — 2.0%
Google, Inc. - CL A*	3,000	1,543,140
Computers & Peripherals — 1.5%
Dell, Inc.*	80,000	1,132,000
Semiconductors — 1.4%
Texas Instruments, Inc.	40,000	1,066,000
IT Services — 1.0%
Accenture plc - CL A	15,000	790,200
Electronic Equipment & Instruments — 1.0%
FLIR Systems, Inc.	30,000	751,500
		7,522,940

	Shares	Value
Consumer Staples — 7.7%
Beverages — 4.2%
Anheuser-Busch InBev SA/NV -
Sponsored ADR	38,000	$2,013,240
Diageo plc - Sponsored ADR	16,000	1,214,880
		3,228,120
Food & Staples Retailing — 2.7%
Wal-Mart Stores, Inc.	20,000	1,038,000
CVS Caremark Corp.	30,000	1,007,400
		2,045,400
Household Products — 0.8%
The Procter & Gamble Co.	10,000	631,800
		5,905,320
Materials — 7.5%
Construction Materials — 5.2%
Martin Marietta Materials, Inc.	26,500	1,675,330
Texas Industries, Inc.	37,500	1,190,250
Eagle Materials, Inc.	65,000	1,082,250
		3,947,830
Industrial Gases — 1.5%
Praxair, Inc.	12,500	1,168,500
Metals & Mining — 0.8%
Compass Minerals International, Inc.	9,500	634,410
		5,750,740
Health Care — 5.5%
Health Care Services — 3.8%
Laboratory Corp. of America Holdings*	24,000	1,897,200
Omnicare, Inc.	39,300	999,399
		2,896,599
Pharmaceuticals — 1.7%
Valeant Pharmaceuticals International, Inc.	35,000	1,299,200
		4,195,799
Industrials — 4.9%
Air Freight & Logistics — 2.9%
United Parcel Service, Inc. - CL B	35,000	2,210,250
Commercial Services & Supplies — 1.1%
Republic Services, Inc.	30,000	841,800
Aerospace & Defense — 0.9%
Lockheed Martin Corp.	10,000	726,400
		3,778,450
Energy — 3.4%
Oil & Gas Exploration & Production — 2.6%
Apache Corp.	12,000	962,880
Southwestern Energy Co.*	15,000	499,950
EOG Resources, Inc.	5,000	355,050
Devon Energy Corp.	3,500	194,040
		2,011,920
Integrated Oil & Gas — 0.8%
ConocoPhillips	10,000	633,200
		2,645,120
Total Common Stocks
(Cost $48,838,578)		50,376,792

The accompanying notes form an integral part of these financial statements.

34 Weitz Funds

CORPORATE BONDS— 7.7%	Principal amount or shares	Value
American Express Credit Corp.
7.3% 8/20/13	$650,000	$711,815
Comcast Corp.
6.5% 1/15/15	300,000	342,172
4.95% 6/15/16	193,000	214,059
Dell, Inc.
5.625% 4/15/14	250,000	272,002
JP Morgan Chase & Co.
4.75% 5/01/13	100,000	105,176
1.65% 9/30/13	750,000	755,734
Liberty Interactive LLC
5.7% 5/15/13	750,000	767,812
Markel Corp.
6.8% 2/15/13	750,000	783,810
Time Warner Cable, Inc.
5.4% 7/02/12	250,000	258,087
7.5% 4/01/14	120,000	135,812
WellPoint, Inc.
6.0% 2/15/14	250,000	276,433
Wells Fargo & Co.
4.375% 1/31/13	750,000	778,464
0.63722% 11/03/14 (Wachovia Bank)
Floating Rate Security	550,000	517,768
Total Corporate Bonds
(Cost $5,542,321)		5,919,144

MORTGAGE-BACKED SECURITIES — 5.5%(c)
Federal Home Loan Mortgage Corporation — 0.9%
Collateralized Mortgage Obligations — 0.9%
R001 CL AE — 4.375% 2015 (0.2 years)	32,247	32,395
2831 CL AB — 5.0% 2018 (0.7 years)	56,332	57,841
2542 CL LD — 5.0% 2022 (0.8 years)	171,277	175,553
2926 CL AB — 5.0% 2019 (0.8 years)	175,287	180,707
2627 CL LE — 3.0% 2017 (1.0 years)	240,322	245,446
		691,942
Federal National Mortgage Association — 2.8%
Collateralized Mortgage Obligations — 1.8%
2003-83 CL VA — 5.5% 2014 (0.2 years)	94,008	94,272
2005-59 CL PB — 5.5% 2028 (0.3 years)	228,979	231,078
2002-91 CL QG — 5.0% 2018 (1.9 years)	480,317	518,799
2003-9 CL DB — 5.0% 2018 (2.0 years)	484,674	523,597
		1,367,746
Pass-Through Securities — 1.0%
995755 — 4.5% 2024 (2.5 years)	259,510	276,444
AB1769 — 3.0% 2025 (4.0 years)	466,938	482,212
		758,656
		2,126,402
	Principal amount or shares	Value
Non-Government Agency — 1.8%
Collateralized Mortgage Obligations — 1.8%
CDMC 2003-7P CL A4 — 3.35603% 2017 (Adjustable Rate) (0.5 years)(d)	110,139	$110,142
SEMT 2010-H1 CL A1 — 3.75% 2040 (1.5 years)	831,352	824,467
Chase 2004-S1 CL A6 — 4.5% 2019 (2.2 years)	139,955	133,144
SEMT 2011-1 CL A1 — 4.125% 2041 (10.1 years)	330,207	330,121
		1,397,874
Total Mortgage-Backed Securities
(Cost $4,081,160)		4,216,218

ASSET-BACKED SECURITIES — 0.6%
Cabela’s Master Credit Card Trust 2011-2A CL A2 0.829% 2019 Floating Rate Security (4.7 years)(d)
(Cost $500,000)	500,000	500,640

TAXABLE MUNICIPAL BONDS — 0.4%
University of California 4.85% 5/15/13
(Cost $299,304)	300,000	320,109

GOVERNMENT AGENCY — 8.5%
Fannie Mae
1.5% 6/18/14(e)	2,000,000	2,013,174
2.815% 2/24/15	2,500,000	2,523,430
Freddie Mac
3.44% 3/02/16	2,000,000	2,027,506
Total Government Agency		6,564,110
(Cost $6,568,264)

SHORT-TERM SECURITIES — 14.0%
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.01%(a)	3,299,315	3,299,315
U.S. Treasury Bills, 0.01% to 0.05%, 11/25/11 to 12/15/11(b)	$7,500,000	7,499,849
Total Short-Term Securities
(Cost $10,799,018)		10,799,164
Total Investments in Securities
(Cost $76,628,645)		78,696,177
Options Written — (0.1%)		(80,625)
Other Liabilities in Excess of Other Assets — (2.1%)		(1,649,735)
Net Assets — 100.0%		$76,965,817
Net Asset Value Per Share		$10.67

The accompanying notes form an integral part of these financial statements.

weitzfunds.com 35

BALANCED FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Berkshire Hathaway,
Inc. - CL B	Dec. 2011 / $70	15,000	$(80,625)
Total Options Written
(premiums received $95,623)			$(80,625)

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at predetermined date. Coupon rate presented represents the rate at September 30, 2011.
(f)	Fully or partially pledged on outstanding written options.

The accompanying notes form an integral part of these financial statements.

36 Weitz Funds

This page has been left blank intentionally.

weitzfunds.com 37

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Short-Intermediate Income Fund-Institutional Class declined -0.2% in the third calendar quarter, compared to a +2.4% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the calendar year-to-date, the Short-Intermediate Income Fund-Institutional Class increased 1.6% compared to a 4.9% gain for the BCIGC. A lack of ownership in the quarter and year’s star performers (U.S. Treasury bonds) and a short average life portfolio were the principal reasons for our Fund’s lackluster third quarter and year-to-date performance. Price declines in certain corporate bond holdings and the Fund’s small exposure to equity investments also detracted from results. Missing out on the third quarter’s mostly fear induced Treasury rally that left their yields with even less investment merit than when the quarter began does not concern us. Nevertheless, the third quarter results were disappointing.

The performance table following this discussion shows returns for our Fund’s Institutional Class (after deducting fees and expenses) over various holding periods and returns for three Barclays Capital U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes. (Effective August 1, 2011, the Fund’s Investor Class shares became available for sale. For more information, see the Fund’s Prospectus.)

Commentary
While the U.S. provided a number of newsworthy events during the third quarter, European developments provided the tripwire for much of the reaction in the domestic equity and fixed-income markets. The U.S. debt ceiling standoff was resolved in August, permitting vital U.S. borrowing by the Treasury in exchange for more than $2 trillion in long-term spending cuts (only $1 trillion of which was agreed to immediately). Days later S&P downgraded its long-term rating of the U.S. Government from AAA to AA+ and assigned a negative outlook. And late in the third quarter the Fed embarked on what many have dubbed “Operation Twist,” a plan to support a stronger U.S. economic recovery by purchasing $400 billion of longer-term Treasury securities (6 to 30 year) and selling an equal amount of short-term Treasury securities (3 years or less).

One might have surmised that a downgrade of our nation’s debt would lead to lower prices (higher yields) for U.S. Treasury bonds. However, the metastasizing sovereign debt problems in Europe and the mostly lip service response by its leaders was a key catalyst to a dramatic re-pricing of risk in the quarter. Investors feared the European economic problems would infect the entire world and push an already slowing U.S. economy into recession. Stock prices declined and corporate bond spreads widened, particularly for lower credit quality companies. U.S. Treasury bond prices soared (yields fell) as investors sought their perceived safety. Record books were rewritten as Treasury yields established ever lower lows with the 10-year Treasury, for example, falling below 1.7% at one point during the quarter.

Time will tell if today’s low Treasury yields are forecasting an imminent deflationary surge in America or largely a capital flight from areas of the world, particularly Europe, with bigger problems. We tend to side with the latter rationale and have positioned the Fund’s portfolio accordingly. Ultra-low Treasury yields caused by a “flight to safety” or being the “nicest horse in the glue factory” as Dallas Federal Reserve Bank President Richard Fisher recently described U.S. Treasury debt, continues to reinforce our decision to avoid Treasury bonds beyond a year in maturity. So far that decision has proven ill-timed but we continue to believe U.S. Treasury bonds have little investment merit.

Fund Review
Primary contributors to Fund results in the quarter were concentrated in the Agency-guaranteed MBS (Mortgage-Backed Securities) portion of our portfolio where modest capital appreciation enhanced interest income. Portfolio weighting in this segment of the Fund was largely unchanged in the quarter at 38%. As a reminder, MBS are issued when individual mortgages (sometimes thousands) that have similar characteristics (mortgage rate and loan term) are bundled together and sold to investors. A key distinction between MBS and most other bond investments relates to the timing of principal repayment since the homeowner retains the right to prepay or refinance their mortgage at any time. In an environment of low nominal returns, we believe select MBS securities offer attractive relative return potential and adequate yield compensation for the risks assumed. Fund investments in MBS during the quarter were concentrated in older or ‘seasoned’ 30-year mortgage securities with coupons of 5% or higher that we believe will generate solid cash flow returns for the Fund over their estimated 2 to 3 year average life, particularly should interest rates rise. More importantly, we have also analyzed and selected investments that will generate reasonable returns should interest rates fall and cause a spike in prepayments, shortening the average life of our investments.

Our corporate bond segment as a group was neutral to Fund results during the quarter. Interest income on this portion of our portfolio, approximately 35% of Fund net assets, was offset by unrealized price declines as credit spreads widened. Markel Corp. 10-year, Washington Post 8-year, Willis Group 6-year and Berkshire Hathaway 7-year bonds were notable contributors while Mohawk Industries 5-year, USG Corp. 5-year and Vulcan Materials 5 and 6-year bonds detracted from Fund results in the quarter. We believe any price declines in this portion of the Fund’s portfolio will be recovered at maturity, if not before.

Fund investments in the corporate bond segment included increases to the floating rate notes of Wells Fargo and JP Morgan. We believe floating rate notes (approximately 4% of Fund assets) increasingly represent good value relative to fixed-rate alternatives and would be beneficiaries should interest rates rise. Other notable investments to the Fund included additions to Mohawk Industries 5-year, Markel Corp. 2-year, American Express 1-year, Met Life 2-year and Host Hotels 3-year as spreads widened. New to the Fund in the quarter was

38 Weitz Funds

an approximate 1% position in the senior debt of Bank of America 3-year bonds. Bond price declines in this much maligned company’s capital structure afforded an investment opportunity at returns we believe adequately compensate for the ongoing, but manageable, challenges the company faces.

The charts at the end of this report, courtesy of JP Morgan, highlight both the challenge and the opportunity present in corporate bonds, particularly in shorter-term (1 to 3 year) securities which have been an area of focus for our Fund. While nominal corporate bond yields remain low on a historical basis (left-most graph), the collapse of U.S. Treasury yields in the quarter and the widening of credit spreads have caused the return pick up over comparable Treasuries to approach nearly 7 times (right-most graph), close to credit crisis peak levels. We added approximately 10% to Fund assets in the 1 to 3 year maturity range during the quarter to take advantage of this growing divergence.

The largest detractor to Fund results in the quarter came from Redwood Trust (down 24.5%), the largest component of the Fund’s small equity-oriented segment. Redwood remains uniquely positioned to take advantage of the eventual decline of massive government support (currently over 90%) of the residential mortgage market. Redwood’s market opportunity is large ($9.6 trillion) and they continue to build their franchise so as to play a large role in the private market finance of residential mortgages. We believe this largely unlevered company, trading at a meaningful discount to book value and supported by a high dividend return represents a compelling long-term opportunity.

Also in the equity portion of our Fund, we initiated an approximate 1% position in Berkshire Hathaway via a ‘buy/write’ strategy of buying the common stock and writing covered call options. Berkshire Hathaway is a holding company that owns subsidiaries in a variety of business sectors and steered by Warren Buffett, arguably the greatest investor of all time. We initiated this investment on the heels of the company’s stock buyback authorization and with the stock trading near book value. We believe the stock investment represents a compelling opportunity independent of the call options. However, the call options provide modest protection to a declining stock price and provide our Fund the opportunity to earn an approximate 5% holding period return over a 3-month investment horizon if Berkshire Hathaway’s stock price remains above $70 for the Class B shares. (Of course, one risk of writing the call options is, if Berkshire Hathaway’s stock price soars in the next 3 months, then our call counter-party will execute the call, and the Fund will not receive the full benefit of the stock appreciation.)

Overall portfolio metrics were mostly unchanged during the quarter with the average maturity increasing to 3.5 from 3.2 years and average duration unchanged at 2.1 years.

	Total Return		Average Annual Total Returns
	Ytd	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	Since Inception
Short-Intermediate Income Fund-Institutional Class	1.6%	1.6%	6.3%	5.3%	4.5%	5.4%	5.6%	6.1%
Barclays Capital Indexes:
Intermediate U.S.
Government/Credit	4.9	3.4	7.0	5.9	5.1	5.9	6.2	6.8
1-5 Year U.S. Government/Credit*	3.6	2.1	5.0	5.0	4.3	5.3	5.6	—
1-3 Year U.S. Government/Credit**	1.8	1.3	3.6	4.2	3.7	4.8	5.1	—

See Page 4 for additional performance disclosures.
*	The Barclays Capital 1-5 Year Index consists of the 1-5 year component of the BCIGC Index.
**	The Barclays Capital 1-3 Year Index consists of the 1-3 year component of the BCIGC Index.

weitzfunds.com 39

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality Ratings
U.S. Treasury	3.6%
U.S. Government Agency Mortgage Related Securities	36.4
Aaa/AAA	2.2
Aa/AA	13.8
A/A	8.1
Baa/BBB	15.9
Ba/BB	6.1
B/B	1.6
Caa/CCC	0.3
Common Stocks	2.4
Short-Term Securities/Other	9.6
Net Assets	100.0%

Sector Breakdown
Mortgage-Backed Securities	38.0%
Corporate Bonds	34.7
Short-Term Securities/Other	9.6
U.S. Treasury	3.6
Government Agency	10.0
Common Stocks	2.4
Taxable Municipal Bonds	1.4
Asset-Backed Securities	0.3
Net Assets	100.0%

Financial Attributes
Average Maturity	3.5 years
Average Duration	2.1 years
Average Coupon	4.0%
30-Day SEC Yield at 9-30-11 - Institutional Class	2.0%
30-Day SEC Yield at 9-30-11 - Investor Class	1.8%

Maturity Distribution
Short-Term Securities/Other	9.6%
Less than 1 Year	6.9
1 to 3 Years	42.6
3 to 5 Years	25.4
5 to 7 Years	9.3
7 to 10 Years	3.1
10 Years or more	0.7
Common Stocks	2.4
Net Assets	100.0%

40 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2011 • (UNAUDITED)

CORPORATE BONDS — 34.7%	Principal amount	Value
American Express Co.
Centurion Bank 5.55% 10/17/12	$5,000,000	$5,211,790
Credit Corp. 7.3% 8/20/13	3,260,000	3,570,026
FSB Bank 5.55% 10/17/12	1,609,000	1,678,004
FSB Bank 6.0% 9/13/17	2,500,000	2,814,913
8.125% 5/20/19	1,000,000	1,263,986
Anheuser-Busch InBev SA/NV
4.125% 1/15/15	6,000,000	6,507,234
Aon Corp.
7.375% 12/14/12	10,879,000	11,667,281
3.5% 9/30/15	5,000,000	5,164,925
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,376,081
Bank of America Corp.
5.375% 6/15/14	10,195,000	10,114,154
5.125% 11/15/14	9,080,000	8,901,424
Berkshire Hathaway Finance Corp.
2.125% 2/11/13	3,000,000	3,049,635
4.6% 5/15/13	3,000,000	3,164,265
4.625% 10/15/13	2,129,000	2,266,716
1.5% 1/10/14	500,000	506,785
4.85% 1/15/15	1,500,000	1,659,954
5.4% 5/15/18	5,000,000	5,716,860
4.25% 1/15/21	1,000,000	1,051,401
Boston Properties LP
5.625% 4/15/15	2,000,000	2,187,602
5.875% 10/15/19	4,000,000	4,397,332
Comcast Corp.
10.625% 7/15/12	2,000,000	2,138,716
6.5% 1/15/15	2,081,000	2,373,530
4.95% 6/15/16	8,590,000	9,527,289
5.15% 3/01/20	3,000,000	3,391,950
Dell, Inc.
5.625% 4/15/14	1,250,000	1,360,009
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,334,702
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,168,316
7.625% 5/15/16	7,000,000	7,532,322
Expedia, Inc.
7.456% 8/15/18	13,000,000	14,433,380
5.95% 8/15/20	1,000,000	1,006,547
FiServ, Inc.
3.125% 10/01/15	1,000,000	1,018,893
Flir Systems, Inc.
3.75% 9/01/16	10,000,000	9,967,170
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,123,516
Host Hotels & Resorts LP
6.875% 11/01/14	7,000,000	6,947,500
JP Morgan Chase & Co.
1.09711% 5/02/14
Floating Rate Security	5,000,000	4,927,960
5.15% 10/01/15	5,500,000	5,809,304
2.6% 1/15/16	15,000,000	14,687,760
0.68778% 11/21/16 (Bear Stearns)
Floating Rate Security	10,000,000	9,314,450
6.0% 7/05/17	5,000,000	5,396,080
6.3% 4/23/19	2,500,000	2,832,635
Kraft Foods, Inc.
2.625% 5/08/13	1,000,000	1,021,134
Laboratory Corp. of America Holdings
3.125% 5/15/16	1,250,000	1,295,798
Leucadia National Corp.
7.125% 3/15/17	9,000,000	9,225,000
Level 3 Financing, Inc.
9.25% 11/01/14	1,292,000	1,282,310
Liberty Interactive LLC
5.7% 5/15/13	13,240,000	13,554,450

	Principal amount	Value
Marathon Petroleum Corp.
3.5% 3/01/16(d)	$1,000,000	$1,032,035
Markel Corp.
6.8% 2/15/13	18,175,000	18,994,329
7.125% 9/30/19	4,566,000	5,181,355
5.35% 6/01/21	10,000,000	10,224,020
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,098,462
MetLife, Inc.
5.125% 4/10/13(d)	9,100,000	9,555,018
2.375% 2/06/14	1,000,000	1,017,945
5.125% 8/15/14 (Travelers
Life & Annuity)(d)	8,000,000	8,748,872
3.125% 1/11/16(d)	2,000,000	2,063,930
Mohawk Industries, Inc.
6.875% 1/15/16	23,905,000	24,801,437
NewMarket Corp.
7.125% 12/15/16	8,000,000	8,260,000
News America Holdings
9.25% 2/01/13	2,222,000	2,428,019
Omnicare, Inc.
6.125% 6/01/13	2,352,000	2,357,762
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	7,758,632
QVC, Inc.
7.125% 4/15/17(d)	9,600,000	10,080,000
7.5% 10/01/19(d)	4,000,000	4,280,000
Republic Services, Inc. (Allied Waste)
6.875% 6/01/17	11,162,000	11,943,385
3.8% 5/15/18	5,000,000	5,206,720
Swiss Re (General Electric Global Insurance)
6.45% 3/01/19	5,000,000	5,410,745
Target Corp.
8.6% 1/15/12	3,000,000	3,065,799
Time Warner Cable, Inc.
5.4% 7/02/12	2,000,000	2,064,694
7.5% 4/01/14	1,700,000	1,923,999
Time Warner, Inc.
3.15% 7/15/15	500,000	517,615
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	192,253
USG Corp.
6.3% 11/15/16	3,800,000	2,802,500
Vornado Realty Trust
4.25% 4/01/15	9,315,000	9,667,135
Vulcan Materials Co.
6.5% 12/01/16	5,500,000	5,075,103
6.4% 11/30/17	8,000,000	7,520,000
Washington Post Co.
7.25% 2/01/19	3,500,000	4,264,498
WellPoint, Inc.
6.0% 2/15/14	2,000,000	2,211,468
Wells Fargo & Co.
3.75% 10/01/14	10,010,000	10,577,607
0.63722% 11/03/14 (Wachovia Bank)
Floating Rate Security	21,585,000	20,320,054
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,395,018
0.50006% 5/16/16
Floating Rate Security	5,000,000	4,436,545
0.61711% 6/15/17 (Wachovia Bank)
Floating Rate Security	5,000,000	4,516,660
Whirlpool Corp.
8.0% 5/01/12	1,000,000	1,038,594
Willis North America, Inc.
6.2% 3/28/17	14,477,000	15,827,154
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	7,500,000	7,660,883
3.7% 6/30/14(d)	7,500,000	7,757,917

The accompanying notes form an integral part of these financial statements.

weitzfunds.com 41

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

	Principal amount	Value
Yum! Brands, Inc.
4.25% 9/15/15	$1,000,000	$1,074,174
Total Corporate Bonds
(Cost $468,780,696)		482,293,425

MORTGAGE-BACKED SECURITIES — 38.0%(c)
Federal Home Loan Mortgage Corporation — 16.0%
Collateralized Mortgage Obligations — 11.5%
R001 CL AE — 4.375% 2015 (0.2 years)	193,482	194,371
2999 CL NB — 4.5% 2017 (0.2 years)	857,660	862,484
2829 CL DJ — 4.5% 2018 (0.5 years)	1,191,301	1,210,717
3098 CL HA — 5.5% 2023 (0.5 years)	713,788	726,307
3036 CL JH — 5.0% 2031 (0.6 years)	1,430,117	1,461,376
2831 CL AB — 5.0% 2018 (0.7 years)	225,330	231,364
2579 CL PC — 5.5% 2032 (0.8 years)	924,226	950,943
3042 CL HA — 5.5% 2029 (0.8 years)	1,132,159	1,166,224
R009 CL AJ — 5.75% 2018 (0.9 years)	308,776	317,967
2947 CL B — 5.0% 2032 (0.9 years)	747,610	769,997
2906 CL HK — 5.0% 2032 (0.9 years)	1,943,531	2,003,145
2549 CL PD — 5.5% 2031 (0.9 years)	2,201,687	2,275,611
2627 CL LE — 3.0% 2017 (1.0 years)	420,563	429,531
R010 CL AB — 5.5% 2019 (1.1 years)	1,822,963	1,891,110
R011 CL AB — 5.5% 2020 (1.2 years)	746,441	777,931
3566 CL DB — 4.0% 2022 (1.4 years)	4,475,964	4,660,759
2937 CL HJ — 5.0% 2019 (1.4 years)	1,926,947	2,036,495
3562 CL KA — 4.0% 2022 (1.5 years)	5,974,971	6,211,863
3229 CL HB — 5.0% 2025 (1.6 years)	1,370,888	1,441,785
3556 CL MA — 5.0% 2037 (1.6 years)	1,840,647	1,942,322
3170 CL EA — 4.5% 2020 (1.6 years)	2,222,807	2,343,928
3544 CL KA — 4.5% 2023 (1.7 years)	4,723,974	5,158,196
3815 CL AD — 4.0% 2025 (1.8 years)	6,166,777	6,523,552
3844 CL AG — 4.0% 2025 (1.8 years)	10,746,991	11,367,916
2574 CL JM — 5.0% 2022 (1.9 years)	910,755	963,102
2778 CL JD — 5.0% 2032 (2.0 years)	6,110,000	6,513,777
2760 CL PD — 5.0% 2032 (2.1 years)	10,331,000	11,056,028
2934 CL KE — 5.0% 2033 (2.4 years)	9,988,000	10,748,994
3840 CL KA — 5.0% 2029 (2.5 years)	6,913,557	7,427,308
2937 CL JG — 5.0% 2033 (2.6 years)	11,106,000	12,001,236
2780 CL TE — 5.0% 2033 (2.6 years)	10,178,000	11,017,752
2864 CL PE — 5.0% 2033 (2.6 years)	14,797,000	16,042,941
3003 CL LD — 5.0% 2034 (3.0 years)	20,000,000	21,795,370
2952 CL PA — 5.0% 2035 (3.6 years)	5,179,085	5,703,888
		160,226,290
Pass-Through Securities — 4.5%
EO1386 — 5.0% 2018 (2.0 years)	160,871	172,451
G13517 — 4.0% 2024 (2.2 years)	7,117,960	7,500,014
G18308 — 4.0% 2024 (2.2 years)	9,088,167	9,575,971
G13300 — 4.5% 2023 (2.4 years)	1,913,554	2,035,399
G18296 — 4.5% 2024 (2.5 years)	4,336,447	4,608,503
G18306 — 4.5% 2024 (2.6 years)	8,251,620	8,769,302
G18190 — 5.5% 2022 (2.6 years)	233,092	252,203
J13949 — 3.5% 2025 (3.0 years)	14,124,434	14,742,226
E02804 — 3.0% 2025 (3.6 years)	14,015,478	14,438,436
		62,094,505
		222,320,795
Federal National Mortgage Association — 20.3%
Collateralized Mortgage Obligations — 9.6%
2003-16 CL PD — 5.0% 2016 (0.0 years)	118,713	118,686

	Principal amount	Value
2004-81 CL KC — 4.5% 2017 (0.1 years)	$156,447	$156,688
2005-59 CL PB — 5.5% 2028 (0.3 years)	704,550	711,008
2005-9 CL A — 5.0% 2031 (0.5 years)	901,002	917,866
2003-27 CL DW — 4.5% 2017 (0.6 years)	524,500	534,737
2006-9 CL GA — 5.5% 2033 (0.6 years)	1,776,628	1,816,142
2003-92 CL PD — 4.5% 2017 (0.6 years)	1,071,373	1,094,860
2006-22 CL DA — 5.5% 2033 (0.7 years)	608,485	623,533
2009-27 CL JA — 5.0% 2036 (0.8 years)	1,026,770	1,057,951
2006-78 CL AV — 6.5% 2017 (0.8 years)	1,427,834	1,480,807
2005-91 CL DA — 4.5% 2020 (0.9 years)	10,754,747	10,986,066
2007-32 CL BA — 5.5% 2034 (1.0 years)	2,984,833	3,091,862
2006-21 CL CA — 5.5% 2029 (1.0 years)	1,018,655	1,056,537
2004-40 CL BA — 4.5% 2018 (1.0 years)	1,441,113	1,493,556
2008-54 CL EC — 5.0% 2035 (1.1 years)	3,003,904	3,119,255
2003-43 CL EX — 4.5% 2017 (1.1 years)	261,477	271,691
2003-86 CL KT — 4.5% 2018 (1.1 years)	993,216	1,035,206
2010-10 CL AD — 4.5% 2036 (1.2 years)	10,545,094	10,824,917
2003-39 CL LC — 5.0% 2022 (1.3 years)	330,656	344,269
2005-9 CL AC — 5.0% 2033 (1.4 years)	9,110,704	9,553,789
2010-61 CL EB — 4.5% 2037 (1.4 years)	8,496,844	8,885,473
2003-37 CL QD — 5.0% 2032 (1.4 years)	1,426,283	1,495,967
2005-1 CL KA — 5.0% 2033 (1.4 years)	6,882,537	7,226,860
2010-9 CL CA — 5.0% 2037 (1.5 years)	9,618,718	10,215,730
2009-52 CL DC — 4.5% 2023 (1.5 years)	1,199,596	1,255,261
2004-78 CL AB — 5.0% 2032 (1.7 years)	9,176,389	9,719,061
2007-42 CL YA — 5.5% 2036 (1.7 years)	2,040,347	2,178,963
2009-44 CL A — 4.5% 2023 (1.9 years)	1,832,773	1,942,625
2011-19 CL KA — 4.0% 2025 (2.0 years)	14,911,363	15,744,718
2003-9 CL DB — 5.0% 2018 (2.0 years)	969,348	1,047,194
2010-54 CL WA — 3.75% 2025 (2.5 years)	11,246,302	11,879,592
2010-145 CL PA — 4.0% 2024 (2.7 years)	10,595,025	11,244,937
		133,125,807
Pass-Through Securities — 10.7%
254863 — 4.0% 2013 (0.8 years)	93,111	98,306
255291 — 4.5% 2014 (1.2 years)	178,834	188,573
256982 — 6.0% 2017 (2.0 years)	451,704	491,131
254907 — 5.0% 2018 (2.1 years)	540,004	584,354
251787 — 6.5% 2018 (2.2 years)	17,159	18,928
357414 — 4.0% 2018 (2.2 years)	2,125,787	2,264,169
931739 — 4.0% 2024 (2.4 years)	2,615,472	2,761,211
357985 — 4.5% 2020 (2.5 years)	615,256	659,345
995693 — 4.5% 2024 (2.5 years)	7,688,944	8,200,283
AD0629 — 5.0% 2024 (2.5 years)	4,708,543	5,086,419
995960 — 5.0% 2023 (2.5 years)	4,436,661	4,781,626
995692 — 4.5% 2024 (2.5 years)	7,446,099	7,941,289
930667 — 4.5% 2024 (2.5 years)	6,375,713	6,791,748
995755 — 4.5% 2024 (2.5 years)	12,716,014	13,545,774
888595 — 5.0% 2022 (2.6 years)	1,201,666	1,298,104
AE0031 — 5.0% 2025 (2.6 years)	6,821,506	7,339,109
AD7073 — 4.0% 2025 (2.7 years)	8,388,488	8,861,154
890112 — 4.0% 2024 (2.7 years)	6,532,645	6,900,740
AA4315 — 4.0% 2024 (2.7 years)	9,557,177	10,089,722
MA0043 — 4.0% 2024 (2.7 years)	5,368,190	5,667,317
AA5510 — 4.0% 2024 (2.7 years)	4,787,948	5,054,742
AL0471 — 5.5% 2025 (3.0 years)	23,880,537	25,947,839
888439 — 5.5% 2022 (3.0 years)	1,008,846	1,094,854
725232 — 5.0% 2034 (3.3 years)	2,021,124	2,184,667
AB1769 — 3.0% 2025 (4.0 years)	10,739,576	11,090,868
AB2251 — 3.0% 2026 (4.1 years)	9,557,594	9,879,184
		148,821,456
		281,947,263

The accompanying notes form an integral part of these financial statements.

42 Weitz Funds

	Principal amount	Value
Government National Mortgage Association — 0.1%
Collateralized Mortgage Obligations — 0.1%
GNR 2004-80 CL GC — 5.0% 2031
(0.1 years)	$948,279	$949,833
Non-Government Agency — 1.6%
Collateralized Mortgage Obligations — 1.6%
GMACM 2003-J4 CL 3A1 — 4.75% 2018
(0.1 years)	924,744	949,482
CDMC 2003-7P CL A4 — 3.35603% 2017
(Adjustable Rate) (0.5 years)(d)	330,416	330,427
WAMU 2003-S7 CL A1 — 4.5% 2018
(1.3 years)	347,364	357,439
SEMT 2010-H1 CL A1 — 3.75% 2040
(1.5 years)	11,239,549	11,146,458
Chase 2004-S1 CL A6 — 4.5% 2019
(2.2 years)	172,622	164,221
SEMT 2011-1 CL A1 — 4.125% 2041
(10.1 years)	9,104,281	9,101,900
		22,049,927
Total Mortgage-Backed Securities
(Cost $515,185,741)		527,267,818

ASSET-BACKED SECURITIES — 0.3%
Cabela’s Master Credit Card Trust 2011-2A CL A2
0.829% 2019 Floating Rate Security
(4.7 years)(d)	4,500,000	4,505,758
(Cost $4,500,000)

TAXABLE MUNICIPAL BONDS — 1.4%
Fond Du Lac Cnty, Wisconsin
3.0% 9/01/12	2,900,000	2,933,727
University of California 4.85% 5/15/13	990,000	1,056,360
North Texas Tollway Authority Revenue
2.441% 9/01/13	4,000,000	4,116,960
Nebraska Public Power District
5.14% 1/01/14	1,000,000	1,089,320
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,528,526
6.0% 9/01/15	1,220,000	1,380,345
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,111,140
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	914,259
4.788% 6/01/18	1,000,000	1,130,940
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,414,125
Total Taxable Municipal Bonds
(Cost $17,632,560)		18,675,702

U.S. TREASURY AND GOVERNMENT AGENCY — 13.6%	Principal amount or shares	Value
U.S. Treasury — 3.6%
U.S. Treasury Note
1.125% 12/15/11	$15,000,000	$15,034,575
1.375% 4/15/12	15,000,000	15,103,125
1.0% 4/30/12	20,000,000	20,104,720
		50,242,420
Government Agency — 10.0%
Fannie Mae
1.5% 6/18/14(e)	23,000,000	23,151,501
2.815% 2/24/15	32,500,000	32,804,590
2.0% 3/30/16(e)	20,000,000	20,358,020
Federal Home Loan Banks
1.75% 6/16/14	20,000,000	20,051,460
2.0% 12/09/14	20,000,000	20,056,580
Freddie Mac
3.44% 3/02/16	22,000,000	22,302,566
		138,724,717
Total U.S. Treasury and Government Agency
(Cost $188,761,318)		188,967,137

COMMON STOCKS — 2.4%
Redwood Trust, Inc.	1,667,409	18,624,959
Berkshire Hathaway, Inc. - CL B* (f)	200,000	14,208,000
Newcastle Investment Corp.	200,000	814,000
Total Common Stocks
(Cost $39,672,740)		33,646,959

SHORT-TERM SECURITIES — 10.2%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	74,104,707	74,104,707
U.S. Treasury Bills, 0.01% to 0.02%,
12/15/11 to 12/29/11(b)	$67,000,000	66,997,830
Total Short-Term Securities
(Cost $141,102,954)		141,102,537
Total Investments in Securities
(Cost $1,375,636,009)		1,396,459,336
Options Written — (0.1%)		(1,075,000)
Other Liabilities in Excess of Other Assets — (0.5%)		(7,347,716)
Net Assets — 100.0%		$1,388,036,620
Net Asset Value Per Share - Institutional Class		$12.38
Net Asset Value Per Share - Investor Class		$12.37

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Berkshire Hathaway,
Inc. - CL B	Dec. 2011 / $70	200,000	$(1,075,000)
Total Options Written			$(1,075,000)
(premiums received $1,274,975)

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at September 30, 2011.
(f)	Fully or partially pledged on outstanding written options.

The accompanying notes form an integral part of these financial statements.

weitzfunds.com 43

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Nebraska Tax-Free Income Fund returned +1.7% in the third calendar quarter, compared to a +2.0% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the calendar year-to-date, the Fund increased 4.5% compared to an increase of 5.4% for our Fund’s primary benchmark. Contributors to our Fund’s performance were broad-based as nearly all investments added to Fund results through capital appreciation in addition to routine coupon income.

Commentary
While the U.S. provided a number of newsworthy events during the third quarter, European developments provided the tripwire for much of the reaction in the domestic equity and fixed-income markets. The U.S. debt ceiling standoff was resolved in August, permitting vital U.S. borrowing by the Treasury in exchange for more than $2 trillion in long-term spending cuts (only $1 trillion of which was agreed to immediately). Days later S&P downgraded its long-term rating of the U.S. Government from AAA to AA+ and assigned a negative outlook. And late in the third quarter the Fed embarked on what many have dubbed “Operation Twist,” a plan to support a stronger U.S. economic recovery by purchasing $400 billion of longer-term Treasury securities (6 to 30 year) and selling an equal amount of short-term Treasury securities (3 years or less).

One might have surmised that a downgrade of our nation’s debt would lead to lower prices (higher yields) for U.S. Treasury bonds. However, the metastasizing sovereign debt problems in Europe and the mostly lip service response by its leaders was a key catalyst to a dramatic re-pricing of risk in the quarter. Investors feared the European economic problems would infect the entire world and push an already slowing U.S. economy into recession. Stock prices declined and corporate bond spreads widened, particularly for lower credit quality companies. U.S. Treasury bond prices soared (yields fell) as investors sought their perceived safety. Record books were re-written as Treasury yields established ever lower lows with the 10-year Treasury, for example, falling below 1.7% at one point during the quarter.

Municipal bonds also performed well in the quarter as concerns about state and local governments’ budgetary challenges continued to decline, for the time being. Overall, municipal bond yields followed their counterparts in the Treasury market resulting in price increases that supplemented interest income.

Nearly all of our Fund’s investments added to results during the quarter. Investment activity was modest as we identified fewer qualifying opportunities. The average duration of our Fund declined to 3.1 from 3.4 years in the previous quarter and the average maturity was unchanged at 6.5 years. Overall asset quality of our portfolio remains high as we remain focused on security selection and ongoing review of our investments’ fiscal position. We will continue to invest one security at a time, relying on a fundamental research-based investment approach, and are well positioned with cash and other short-term securities to take advantage of any market weakness.

	Total Return		Average Annual Total Returns
	Ytd	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception
Nebraska Tax-Free Income Fund	4.5%	2.7%	5.4%	3.9%	3.9%	4.5%	4.8%	5.2%	5.4%
Barclays Capital
5-Year Municipal
Bond Index	5.4	3.7	6.8	5.5	4.7	5.1	5.4	—	—

See Page 4 for additional performance disclosures.

44 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Sector Breakdown
Power	23.7%
Higher Education	19.7
Water/Sewer	9.7
Hospital	9.7
General	6.3
Lease	4.5
Airport/Transportation	3.6
Highway	1.2
Housing	1.0
Total Revenue	79.4
City/Subdivision	6.9
School District	5.9
County	2.9
State/Commonwealth	1.6
Total General Obligation	17.3
Escrow/Pre-Refunded	1.0
Short-Term Securities/Other	2.3
Net Assets	100.0%

State Breakdown
Nebraska	81.8%
Commonwealth of Puerto Rico	2.8
Illinois	2.5
Florida	2.5
Wisconsin	1.7
Ohio	1.2
Virginia	1.2
Arizona	1.2
Hawaii	1.1
North Dakota	1.0
Iowa	0.7
Minnesota	0.0
Short-Term Securities/Other	2.3
Net Assets	100.0%

Financial Attributes
Average Maturity	6.5 years
Average Duration	3.1 years
Average Coupon	4.1%
30-Day SEC Yield at 9-30-11	1.7%
Municipals exempt from federal and
Nebraska income taxes	Approx. 85%
Municipals subject to alternative
minimum tax	Approx. 4%

weitzfunds.com 45

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2011 • (UNAUDITED)

MUNICIPAL BONDS — 97.7%	Principal amount	Value
Arizona — 1.2%
Mesa, Highway Project Advancement Notes, Revenue, Series 2009
3.5%, 7/01/15	$1,000,000	$1,044,930
Florida — 2.5%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,166,550
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,081,050
		2,247,600
Hawaii — 1.1%
State of Hawaii, Airports System Revenue, Refunding, Series 2010B, AMT
3.0%, 7/01/12	1,000,000	1,018,790
Illinois — 2.5%
Elgin, General Obligation, Refunding, Series 2003
5.125%, 12/15/14	1,020,000	1,092,410
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	284,217
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity
6.75%, 4/15/12	40,000	41,355
Springfield, Water Revenue, Series 2004
5.25%, 3/01/19	800,000	858,872
		2,276,854
Iowa — 0.7%
Cedar Rapids Community School District, Infrastructure Sales,
Services and Use Tax Revenue, Series 2011
4.0%, 7/01/20	600,000	612,186
Minnesota — 0.0%
Minnesota State Housing Financial Agency, Single Family
Mortgage, Series D
6.0%, 1/01/16	10,000	10,029
Nebraska — 81.8%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	269,117
4.4%, 12/15/17	250,000	271,170
5.3%, 12/15/18	700,000	700,903
Bellevue, Development Revenue, Bellevue University Project
Series 2010A, 2.75%, 12/01/15	1,000,000	1,039,570
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series B, 4.65%, 6/15/12	500,000	501,390
Cornhusker Public Power District, Electric Revenue,
Refunding, Series 2010
0.75%, 7/01/12	660,000	661,016
2.4%, 7/01/17	400,000	411,724
Dawson County, Lexington Public School District #001,
General Obligation, Refunding
1.75%, 12/15/12	355,000	358,706
2.15%, 12/15/13	490,000	502,078
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17	125,000	127,861
2.75%, 12/15/19	100,000	102,173
Douglas County, Educational Facility Revenue,
Creighton University Project,
Refunding, Series 2010A
5.0%, 7/01/16	430,000	482,387
5.6%, 7/01/25	400,000	445,596
Series 2005A, FGIC Insured, 3.5%, 9/01/12	255,000	261,283

	Principal amount	Value
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	$250,000	$250,000
Quality Living Inc. Project
4.7%, 10/01/17	255,000	234,269
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008
4.75%, 9/01/28	500,000	521,230
Nebraska Medical Center Project, Series 2003
5.0%, 11/15/14	380,000	413,432
5.0%, 11/15/15	295,000	325,653
Refunding, Children’s Hospital Obligated Group, Series 2008B
4.5%, 8/15/15	230,000	248,322
5.25%, 8/15/20	1,000,000	1,091,330
5.5%, 8/15/21	1,430,000	1,565,607
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	500,000	539,825
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	554,232
Douglas County, Millard Public School District #17, Refunding
FSA Insured, 4.0%, 11/15/13	500,000	519,980
4.0%, 6/15/17	750,000	802,740
Douglas County, Zoo Facility Revenue, Refunding,
Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	643,782
4.75%, 9/01/17	200,000	216,690
Grand Island, Electric Revenue, MBIA Insured
5.0%, 8/15/14	500,000	506,730
5.125%, 8/15/16	500,000	501,875
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	870,000	872,114
3.45%, 4/01/14	650,000	651,580
Hastings, Electric System Revenue, Refunding, Series 2011
3.0%, 1/01/16	750,000	788,880
3.25%, 1/01/17	500,000	529,215
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	428,288
3.0%, 11/15/17	640,000	657,267
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center,
Series 2006, 4.0%, 6/01/19	300,000	310,308
Series 2008A, 5.0%, 6/01/16	500,000	552,495
Series 2008A, 5.0%, 6/01/17	500,000	555,670
Lincoln, Certificates of Participation
Series 2010A, 2.4%, 3/15/17	395,000	408,394
Lincoln, Electric System Revenue, Refunding
5.0%, 9/01/18	1,000,000	1,150,150
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,067,440
Lincoln, Parking Revenue, Refunding, Series 2011
3.25%, 8/15/18	440,000	476,304
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured
5.0%, 6/15/16	885,000	946,587
Lincoln, Water Revenue
5.0%, 8/15/22	800,000	816,624
Lincoln County, North Platte School District #001,
General Obligation, Refunding
2.0%, 12/15/13	770,000	789,496
Municipal Energy Agency of Nebraska, Power Supply System Revenue,
Refunding, Series A
AMBAC Insured, 5.0%, 4/01/13	380,000	387,896
BHAC Insured, 5.0%, 4/01/20	500,000	585,405

The accompanying notes form an integral part of these financial statements.

46 Weitz Funds

	Principal amount	Value
Nebraska Educational Financial Authority, Revenue, Refunding
Hastings College Project
5.05%, 12/01/23	$500,000	$507,710
Nebraska Wesleyan University Project, Series 2002, Radian Insured
5.0%, 4/01/16	100,000	100,946
5.15%, 4/01/22	1,000,000	1,002,700
Nebraska Investment Finance Authority, Clean Water State
Revolving Fund, Series 2011#
0.6%, 6/15/12	1,505,000	1,505,000
Nebraska Investment Financial Authority, Revenue, Drinking Water
State Revolving Fund, Series 2010A
4.0%, 7/01/25	750,000	776,280
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center Project,
Radian Insured
5.0%, 11/15/14	250,000	254,870
Nebraska Investment Financial Authority, Single Family Housing
Revenue, Series C, AMT
4.05%, 3/01/12	235,000	237,174
4.05%, 9/01/12	285,000	290,178
4.125%, 3/01/13	305,000	311,817
Nebraska Public Power District, Revenue
2003 Series A, 5.0%, 1/01/20	230,000	243,703
2005 Series A, 5.0%, 1/01/18	200,000	221,196
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,119,830
2007 Series B, 5.0%, 1/01/15	885,000	997,705
2007 Series B, 5.0%, 1/01/21	1,000,000	1,125,150
2008 Series B, 5.0%, 1/01/18	800,000	936,280
2010 Series C, 4.25%, 1/01/17	500,000	561,925
2011 Series A, 4.0%, 1/01/15	250,000	274,195
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	405,000	448,104
5.0%, 7/15/16	200,000	230,532
4.0%, 7/15/17	200,000	218,626
Nebraska Utilities Corp., Revenue, University of Nebraska
Lincoln Project
5.25%, 1/01/19	750,000	759,623
Omaha Convention Hotel Corp., Revenue, Convention Center Hotel,
First Tier, Refunding, Series 2007, AMBAC Insured
5.0%, 2/01/20	600,000	654,132
Omaha, General Obligation, Refunding
3.75%, 6/01/14	1,000,000	1,086,850
5.25%, 10/15/19	250,000	305,968
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project
Series 2009, 5.0%, 6/01/23	770,000	872,579
Series 2010, 4.125%, 6/01/29	650,000	659,685
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	259,924
3.95%, 10/15/18	240,000	262,457
Omaha Public Power District, Electric Revenue
Series A, Escrowed to Maturity
7.625%, 2/01/12	115,000	117,598
Series A, 4.25%, 2/01/18	1,650,000	1,727,319
Series A, 4.1%, 2/01/19	1,000,000	1,100,440
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	1,024,730
Series C, 5.5%, 2/01/14	185,000	195,723

	Principal amount	Value
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/12	$520,000	$541,367
4.0%, 11/15/14	250,000	275,725
Omaha, Special Tax, Revenue, Heritage Development Project,
Series 2004, 5.0%, 10/15/17	1,090,000	1,214,631
Papillion-La Vista, Sarpy County School District #27,
General Obligation,
Refunding, Series 2009A
3.15%, 12/01/17	930,000	991,175
Series 2009, 5.0%, 12/01/28	500,000	540,905
Papillion, Water System Revenue, Bond Anticipation Notes
Series 2010, 1.65%, 6/15/13	1,000,000	1,001,790
Plattsmouth, General Obligation, Promissory Notes,
Series 2010, 0.9%, 9/15/12	445,000	445,080
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	1,260,000	1,413,455
AMBAC Insured, 5.0%, 1/01/18	750,000	830,820
AMBAC Insured, 5.0%, 1/01/26	800,000	825,648
Sarpy County, Recovery Zone Facility Certificates of Participation,
Series 2010
2.35%, 12/15/18	155,000	159,106
2.6%, 12/15/19	135,000	138,164
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,085,860
State of Nebraska, Certificates of Participation
Series 2009B, 2.1%, 8/01/13	590,000	597,381
Series 2009C, 2.0%, 11/01/13	700,000	700,833
Series 2010B, 1.2%, 9/15/14	1,230,000	1,243,235
Series 2011A, 1.0%, 4/15/13	310,000	312,027
University of Nebraska, Facilities Corp.,
Deferred Maintenance Revenue
Series 2006, 5.0%, 7/15/18	830,000	955,961
Financing Agreement Revenue, UNMC Eye Institute, Series 2011
2.0%, 3/01/15	525,000	546,205
Lease Rental Revenue
NCTA Education Center/Student Housing Project,
Series 2011, 3.75%, 6/15/19	285,000	312,047
UNMC OPPD Exchange Project,
Series 2010, 2.75%, 2/15/16	1,185,000	1,266,872
UNMC Research Center Project,
Series 2002, 5.0%, 2/15/15	500,000	508,235
University of Nebraska, University Revenue,
Kearney Student Fees and Facilities, Series 2006
4.75%, 7/01/25	330,000	362,947
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,352,413
Lincoln Parking Project, Refunding, Series 2005
4.0%, 6/01/17	1,070,000	1,167,627
4.5%, 6/01/20	500,000	539,765
Lincoln Student Fees and Facilities
4.6%, 7/01/17	570,000	592,561
5.0%, 7/01/23	1,000,000	1,076,510
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	439,526
5.0%, 5/15/33	700,000	743,701
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	651,886
5.0%, 5/15/27	800,000	867,136

The accompanying notes form an integral part of these financial statements.

weitzfunds.com 47

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

	Principal amount	Value
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16	$330,000	$341,992
3.4%, 9/01/17	415,000	429,172
York County, Hospital Authority #1, Revenue, Refunding,
Hearthstone Project
2.2%, 6/01/12	200,000	201,318
2.7%, 6/01/13	150,000	152,537
York County, York Public School District #12, Refunding, Series 2010
0.75%, 12/15/12	220,000	220,051
		73,481,397
North Dakota — 1.0%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	795,000	878,880
Ohio — 1.2%
Akron, General Obligation, Series 2003
5.0%, 12/01/17	1,030,000	1,107,034
Puerto Rico — 2.8%
Commonwealth, General Obligation, Refunding,
Series A, Assured Guaranty Insured
5.0%, 7/01/15	845,000	920,543
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,064,950
Municipal Finance Agency, General Obligation, 2002 Series A,
FSA Insured, 5.25%, 8/01/16	500,000	509,290
		2,494,783

	Principal amount or shares	Value
Virginia — 1.2%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	$975,000	$1,100,502
Wisconsin — 1.7%
Milwaukee County, General Obligation, Refunding, Series 2005A
5.0%, 12/01/20	1,405,000	1,562,037
Total Municipal Bonds
(Cost $84,255,017)		87,835,022

SHORT-TERM SECURITIES — 1.3%
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.01%(a)
(Cost $1,199,149)	1,199,149	1,199,149
Total Investments in Securities
(Cost $85,454,166)		89,034,171
Other Assets Less Other Liabilities — 1.0%		864,921
Net Assets — 100.0%		$89,899,092
Net Asset Value Per Share		$10.37

#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2011.

The accompanying notes form an integral part of these financial statements.

48 Weitz Funds

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Government Money Market Fund ended the third quarter with a 7-day effective and current yield of 0.01%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Our Fund’s 7-day effective yield remains mired in a near-zero range. The Federal Open Market Committee (FOMC) of the Federal Reserve, the principal rate-setter for the investment universe for our Fund, met twice in the third quarter. At both meetings the FOMC cited slowing economic growth, deterioration in overall labor market conditions, low rates of resource utilization and moderating inflation as principal reasons for keeping the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at “exceptionally low levels” of zero to 0.25%. Any hopes of a light at the end of the long near-zero return tunnel for short-term investors were quashed at the August FOMC meeting where the Committee specified their likely intention of holding short-term interest rates exceptionally low “at least through mid-2013.” The collapse in the income returns for short-term investors and savers of all types, from CDs to bank savings accounts to money market mutual funds like ours, now appears destined to persist for at least another year.

As we have mentioned in previous letters, the Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of September 30, 96.7% of our portfolio was invested in U.S. Treasury bills, the balance in high quality Wells Fargo money market funds. The average life of our portfolio at September 30 was approximately 54 days.

While it’s reasonable to believe the path of short-term interest rates is inevitably higher, the timing of this event keeps getting pushed further out in time. When the Fed changes from its current course and begins to raise short-term rates our Fund’s yield will quickly benefit as we frequently reinvest maturing securities. In the meantime, we will maintain our focus on high credit quality, preservation of capital and maintaining liquidity for our investors.

weitzfunds.com 49

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2011 • (UNAUDITED)

U.S. TREASURY — 96.7%†	Principal amount	Value
U.S. Treasury Bill
0.01% 10/27/11	$30,000,000	$29,999,892
0.05% 11/25/11	13,000,000	12,999,106
0.01% 12/01/11	3,000,000	2,999,949
0.02% 12/15/11	5,000,000	4,999,848
0.01% 12/29/11	30,000,000	29,999,184
Total U.S. Treasury		80,997,979

SHORT-TERM SECURITIES — 9.2%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	7,645,011	$7,645,011
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.01%(a)	52,556	52,556
Total Short-Term Securities		7,697,567
Total Investments in Securities
(Cost $88,695,546)		88,695,546
Other Liabilities in Excess of Other Assets — (5.9%)		(4,952,461)
Net Assets — 100.0%		$83,743,085
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2011.

The accompanying notes form an integral part of these financial statements.

50 Weitz Funds

This page has been left blank intentionally.

weitzfunds.com 51

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2011 • (UNAUDITED)

(In U.S. dollars, except share data)	Value	Partners Value	Partners III	Research	Hickory	Balanced	Short - Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Assets:
Investments in securities at value:
Unaffiliated issuers(a)	814,556,365	582,466,561	438,400,943	12,465,031	262,999,138	78,696,177	1,396,459,336	89,034,171	88,695,546
Controlled affiliates(a)	—	—	3,405,000	—	—	—	—	—	—
	814,556,365	582,466,561	441,805,943	12,465,031	262,999,138	78,696,177	1,396,459,336	89,034,171	88,695,546
Accrued interest and
dividends receivable	483,318	625,586	459,079	6,438	335,994	182,644	9,692,176	940,946	54
Due from broker	—	—	43,007,452	—	1,126,337	—	—	—	—
Receivable for securities sold	3,588,693	416,128	1,240,708	472,437	1,617,739	1,407,570	4,185,951	—	—
Receivable for fund shares sold	64,917	84,516	288,498	—	43,176	3,333	3,112,204	20,000	90,052
Total assets	818,693,293	583,592,791	486,801,680	12,943,906	266,122,384	80,289,724	1,413,449,667	89,995,117	88,785,652
Liabilities:
Due to adviser	939,721	662,680	466,885	9,414	310,154	81,762	790,897	73,625	22,318
Options written, at value(b)	—	—	2,013,500	—	202,500	80,625	1,075,000	—	—
Payable for securities purchased	16,220,370	851,415	2,705,758	626,480	109,702	3,161,520	21,410,786	—	4,999,848
Payable for fund shares redeemed	332,118	227,700	127,229	—	549,045	—	2,135,212	22,400	20,307
Securities sold short(c)	—	—	28,608,900	—	—	—	—	—	—
Other	—	—	1,120	—	—	—	1,152	—	94
Total liabilities	17,492,209	1,741,795	33,923,392	635,894	1,171,401	3,323,907	25,413,047	96,025	5,042,567
Net assets	801,201,084	581,850,996	452,878,288	12,308,012	264,950,983	76,965,817	1,388,036,620	89,899,092	83,743,085
Composition of net assets:
Paid-in capital	947,009,526	726,970,667	430,075,877	12,462,271	327,982,819	81,954,867	1,366,410,414	86,332,405	83,742,279
Accumulated undistributed net investment income (loss)	1,205,155	(343,250)	(1,007,364)	10,220	(825,506)	288,444	(1,054,632)	(14,195)	—
Accumulated net realized gain (loss)	(174,479,331)	(134,407,032)	(1,911,460)	354,784	(62,812,283)	(7,360,024)	1,657,536	877	806
Net unrealized appreciation
(depreciation) of investments	27,465,734	(10,369,389)	25,721,235	(519,263)	605,953	2,082,530	21,023,302	3,580,005	—
Net assets	801,201,084	581,850,996	452,878,288	12,308,012	264,950,983	76,965,817	1,388,036,620	89,899,092	83,743,085
Net assets - Institutional Class			448,235,006				1,382,167,868
Shares outstanding(d)(e)	29,647,985	30,934,021	41,762,532	1,340,234	7,736,896	7,211,250	111,686,767	8,665,983	83,742,279
Net asset value, offering and
redemption price(d)	27.02	18.81	10.73	9.18	34.25	10.67	12.38	10.37	1.00
Net assets - Investor Class			4,643,282				5,868,752
Shares outstanding - Investor Class(e)			432,927				474,452
Net asset value, offering and redemption price - Investor Class			10.73				12.37

(a) Cost of investments in securities:
Unaffiliated issuers	787,090,631	592,835,950	421,806,036	12,984,294	262,430,730	76,628,645	1,375,636,009	85,454,166	88,695,546
Controlled affiliates	—	—	2,899,379	—	—	—	—	—	—
	787,090,631	592,835,950	424,705,415	12,984,294	262,430,730	76,628,645	1,375,636,009	85,454,166	88,695,546
(b) Premiums from options written	—	—	2,249,086	—	240,045	95,623	1,274,975	—	—
(c) Proceeds from short sales	—	—	36,994,021	—	—	—	—	—	—

(d)	Designated as Institutional Class for Partners III and Short-Intermediate Income Funds
(e)	Indefinite number of no par value shares authorized

The accompanying notes form an integral part of these financial statements.

52 Weitz Funds

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2011 • (UNAUDITED)

(In U.S. dollars)	Value	Partners Value	Partners III	Research	Hickory	Balanced	Short - Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Investment income:
Dividends:
Unaffiliated issuers(a)	6,685,120	3,798,310	2,401,289	63,132	1,166,018	487,903	846,596	—	—
Interest	24,772	24,030	2,260	106	14,510	274,080	15,429,895	1,430,178	21,729
Total investment income	6,709,892	3,822,340	2,403,549	63,238	1,180,528	761,983	16,276,491	1,430,178	21,729
Expenses:
Investment advisory fee	4,553,492	3,444,493	2,428,740	58,884	1,597,273	333,469	2,569,245	179,743	179,233
Administrative fee	543,772	464,777	309,854	14,847	235,956	76,711	1,019,300	82,610	79,712
Custodial fees	11,358	9,028	6,405	1,434	6,513	2,763	11,699	1,511	1,968
Distribution fee - Investor Class	—	—	2,029	—	—	—	1,762	—	—
Dividend expense on securities sold short	—	—	271,362	—	—	—	—	—	—
Interest expense	—	—	268,170	—	—	—	—	—	—
Registration fees	23,058	27,245	22,910	5,000	16,783	11,055	48,096	8,030	10,500
Sub-transfer agent fees	140,938	68,947	34,998	11,186	81,251	17,092	97,716	13,590	17,852
Trustees fees	42,787	32,300	19,412	491	13,208	3,544	58,914	3,802	3,778
Other expenses	181,799	118,800	56,264	18,938	55,050	28,676	211,013	37,597	28,397
	5,497,204	4,165,590	3,420,144	110,780	2,006,034	473,310	4,017,745	326,883	321,440

Less expenses reimbursed by investment adviser	—	—	(9,231)	(57,784)	—	—	(9,326)	—	(314,301)
Net expenses	5,497,204	4,165,590	3,410,913	52,996	2,006,034	473,310	4,008,419	326,883	7,139
Net investment income (loss)	1,212,688	(343,250)	(1,007,364)	10,242	(825,506)	288,673	12,268,072	1,103,295	14,590
Realized and unrealized gain
(loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	15,663,736	9,359,308	2,844,544	375,366	4,359,275	727,264	1,981,259	889	141
Options written	—	297,335	1,423,694	—	322,384	26,124	589,988	—	—
Securities sold short	—	—	(931,815)	—	—	—	—	—	—
Net realized gain (loss)	15,663,736	9,656,643	3,336,423	375,366	4,681,659	753,388	2,571,247	889	141
Net unrealized appreciation (depreciation):
Unaffiliated issuers	(106,459,682)	(111,691,226)	(80,229,415)	(1,586,214)	(58,748,905)	(8,638,406)	(4,628,968)	2,601,807	—
Controlled affiliates	—	—	(567,500)	—	—	—	—	—	—
Options written	—	—	89,369	—	(108,672)	12,124	57,487	—	—
Securities sold short	—	—	11,020,721	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	(106,459,682)	(111,691,226)	(69,686,825)	(1,586,214)	(58,857,577)	(8,626,282)	(4,571,481)	2,601,807	—
Net realized and unrealized gain (loss) on investments	(90,795,946)	(102,034,583)	(66,350,402)	(1,210,848)	(54,175,918)	(7,872,894)	(2,000,234)	2,602,696	141
Net increase (decrease) in net assets resulting from operations	(89,583,258)	(102,377,833)	(67,357,766)	(1,200,606)	(55,001,424)	(7,584,221)	10,267,838	3,705,991	14,731

(a) Foreign taxes withheld	20,297	—	—	—	—	3,625	—	—	—

The accompanying notes form an integral part of these financial statements.

weitzfunds.com 53

STATEMENTS OF CHANGES IN NET ASSETS

(In U.S. dollars)	Value		Partners Value		Partners III		Research
	Six months ended Sept. 30, 2011 (Unaudited)	Year ended March 31, 2011	Six months ended Sept. 30, 2011 (Unaudited)	Year ended March 31, 2011	Six months ended Sept. 30, 2011 (Unaudited)	Year ended March 31, 2011	Six months ended Sept. 30, 2011 (Unaudited)	Three months ended March 31, 2011(a)
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	1,212,688	2,151,515	(343,250)	(1,689,494)	(1,007,364)	(2,075,236)	10,242	313
Net realized gain (loss)	15,663,736	105,486,353	9,656,643	66,236,373	3,336,423	49,010,322	375,366	175,075
Net unrealized appreciation (depreciation)	(106,459,682)	22,534,343	(111,691,226)	60,658,173	(69,686,825)	29,213,172	(1,586,214)	217,099
Net increase (decrease) in net assets resulting from operations	(89,583,258)	130,172,211	(102,377,833)	125,205,052	(67,357,766)	76,148,258	(1,200,606)	392,487
Distributions to shareholders from:
Net investment income	(2,159,048)	—	—	—	—	—	(335)	—
Net investment income - Institutional Class	—	—	—	—	—	—	—	—
Net investment income - Investor Class	—	—	—	—	—	—	—	—
Net realized gains	—	—	—	—	—	—	(175,200)	—
Net realized gains - Institutional Class	—	—	—	—	(12,074,793)	—	—	—
Net realized gains - Investor Class	—	—	—	—	—	—	—	—
Total distributions	(2,159,048)	—	—	—	(12,074,793)	—	(175,535)	—
Fund share transactions	(78,341,697)	(136,463,521)	(70,368,827)	7,285,258	—	—	2,440,156	10,851,510
Fund share transactions - Institutional Class	—	—	—	—	65,642,923	110,499,176	—	—
Fund share transactions - Investor Class	—	—	—	—	5,227,689	—	—	—
Net increase (decrease) from fund share transactions	(78,341,697)	(136,463,521)	(70,368,827)	7,285,258	70,870,612	110,499,176	2,440,156	10,851,510
Total increase (decrease) in net assets	(170,084,003)	(6,291,310)	(172,746,660)	132,490,310	(8,561,947)	186,647,434	1,064,015	11,243,997
Net assets:
Beginning of period	971,285,087	977,576,397	754,597,656	622,107,346	461,440,235	274,792,801	11,243,997	—
End of period	801,201,084	971,285,087	581,850,996	754,597,656	452,878,288	461,440,235	12,308,012	11,243,997
Undistributed net investment income (loss)	1,205,155	2,151,515	(343,250)	—	(1,007,364)	—	10,220	313

(a)	Initial offering of shares on December 31, 2010 (See Note 1)

The accompanying notes form an integral part of these financial statements.

54 Weitz Funds

Hickory		Balanced		Short-Intermediate Income		Nebraska Tax-Free Income		Government Money Market
Six months ended Sept. 30, 2011 (Unaudited)	Year ended March 31, 2011	Six months ended Sept. 30, 2011 (Unaudited)	Year ended March 31, 2011	Six months ended Sept. 30, 2011 (Unaudited)	Year ended March 31, 2011	Six months ended Sept. 30, 2011 (Unaudited)	Year ended March 31, 2011	Six months ended Sept. 30, 2011 (Unaudited)	Year ended March 31, 2011

(825,506)	(1,575,906)	288,673	764,180	12,268,072	19,428,052	1,103,295	2,236,568	14,590	56,553
4,681,659	34,057,645	753,388	5,623,983	2,571,247	4,312,840	889	54,886	141	665

(58,857,577)	35,946,692	(8,626,282)	2,546,435	(4,571,481)	6,545,189	2,601,807	(765,836)	—	—

(55,001,424)	68,428,431	(7,584,221)	8,934,598	10,267,838	30,286,081	3,705,991	1,525,618	14,731	57,218

—	—	(199,797)	(707,093)	—	—	(1,212,226)	(2,184,463)	(14,590)	(56,553)

—	—	—	—	(13,785,749)	(23,440,657)	—	—	—	—

—	—	—	—	(17,735)	—	—	—	—	—
—	—	—	—	—	—	(41,735)	—	—	(3,686)

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	(199,797)	(707,093)	(13,803,484)	(23,440,657)	(1,253,961)	(2,184,463)	(14,590)	(60,239)
(2,675,644)	48,083,729	(387,942)	(1,059,151)	—	—	(1,825,439)	8,017,819	1,831,227	(1,448,184)

—	—	—	—	221,787,133	484,993,703	—	—	—	—

—	—	—	—	5,921,176	—	—	—	—	—

(2,675,644)	48,083,729	(387,942)	(1,059,151)	227,708,309	484,993,703	(1,825,439)	8,017,819	1,831,227	(1,448,184)

(57,677,068)	116,512,160	(8,171,960)	7,168,354	224,172,663	491,839,127	626,591	7,358,974	1,831,368	(1,451,205)

322,628,051	206,115,891	85,137,777	77,969,423	1,163,863,957	672,024,830	89,272,501	81,913,527	81,911,717	83,362,922
264,950,983	322,628,051	76,965,817	85,137,777	1,388,036,620	1,163,863,957	89,899,092	89,272,501	83,743,085	81,911,717

(825,506)	—	288,444	199,568	(1,054,632)	480,780	(14,195)	94,736	—	—

The accompanying notes form an integral part of these financial statements.

weitzfunds.com 55

STATEMENT OF CASH FLOWS
PARTNERS III OPPORTUNITY FUND

Six Months Ended September 30, 2011
(Unaudited)
Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets from operations	$(67,357,766)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(192,195,575)
Proceeds from sale of investment securities	62,548,855
Short positions covered	(26,256,794)
Sale of short-term investment securities, net	88,901,239
Increase in accrued interest and dividends receivable	(162,903)
Increase in receivable for securities sold	(558,386)
Decrease in receivable for fund shares sold	759,230
Decrease in other liabilities	(424)
Decrease in payable for securities purchased	(16,151,718)
Decrease in payable for fund shares redeemed	(13,643)
Increase in due to adviser	8,030
Net unrealized depreciation on investments, options and short sales	69,686,825
Net realized gain on investments, options and short sales	(3,336,423)
Net cash used in operating activities	(84,129,453)
Cash flows from financing activities:
Proceeds from sales of fund shares	114,521,526
Payments for redemptions of fund shares	(55,316,516)
Cash distributions to shareholders	(409,191)
Decrease in due from broker	25,333,634
Net cash provided by financing activities	84,129,453
Net increase (decrease) in cash	—
Cash:
Balance, beginning of period	—
Balance, end of period	$—
Supplemental disclosure of cash flow information:
Cash payments for interest	$268,594

The accompanying notes form an integral part of these financial statements.

56 Weitz Funds

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2011		Year ended March 31,
Value Fund	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$30.07		$26.14	$16.90	$27.74	$40.09	$36.33
Income (loss) from investment operations:
Net investment income (loss)	0.04		0.07	(0.07)	0.07	0.28	0.28
Net gain (loss) on securities (realized and unrealized)	(3.02)		3.86	9.37	(10.72)	(7.94)	6.31
Total from investment operations	(2.98)		3.93	9.30	(10.65)	(7.66)	6.59
Less distributions:
Dividends from net investment income	(0.07)		—	(0.06)	(0.19)	(0.28)	(0.28)
Distributions from realized gains	—		—	—	—	(4.41)	(2.55)
Total distributions	(0.07)		—	(0.06)	(0.19)	(4.69)	(2.83)
Ne asset value, end of period	$27.02		$30.07	$26.14	$16.90	$27.74	$40.09
Total return	(9.9%	)†	15.0%	55.1%	(38.6% )	(21.2% )	18.3%
Ratios/supplemental data:
Net assets, end of period ($000)	801,201		971,285	977,576	762,093	1,767,828	3,121,782
Ratio of expenses to average net assets	1.21	%*	1.21%	1.22%	1.20%	1.15%	1.13%
Ratio of net investment income (loss) to average net assets	0.27	%*	0.23%	(0.29% )	0.20%	0.69%	0.71%
Portfolio turnover rate	21	%†	46%	19%	19%	22%	29%

	Six months ended Sept. 30, 2011		Year ended March 31,
Partners Value Fund	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$22.05		$18.24	$11.77	$17.33	$24.53	$23.52
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.05)	(0.08)	0.01	0.07	0.10
Net gain (loss) on securities (realized and unrealized)	(3.23)		3.86	6.56	(5.55)	(4.67)	4.24
Total from investment operations	(3.24)		3.81	6.48	(5.54)	(4.60)	4.34
Less distributions:
Dividends from net investment income	—		—	(0.01)	(0.02)	(0.10)	(0.14)
Distributions from realized gains	—		—	—	—	(2.50)	(3.19)
Total distributions	—		—	(0.01)	(0.02)	(2.60)	(3.33)
Net asset value, end of period	$18.81		$22.05	$18.24	$11.77	$17.33	$24.53
Total return	(14.7%	)†	20.9%	55.1%	(32.0% )	(20.7% )	19.1%
Ratios/supplemental data:
Net assets, end of period ($000)	581,851		754,598	622,107	431,071	1,220,445	2,023,837
Ratio of expenses to average net assets	1.21	%*	1.21%	1.21%	1.19%	1.15%	1.14%
Ratio of net investment income (loss) to average net assets	(0.10%	)*	(0.26% )	(0.52% )	0.05%	0.29%	0.39%
Portfolio turnover rate	12	%†	42%	30%	29%	24%	31%

*	Annualized
†	Not Annualized

The accompanying notes form an integral part of these financial statements.

weitzfunds.com 57

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Partners III Opportunity Fund -	Six months ended Sept. 30, 2011	Year ended March 31,
Institutional Class	(Unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.63	$10.15	$6.26	$8.55	$11.28	$10.25
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.06)	(0.08)	(0.04)	0.09	0.09
Net gain (loss) on securities (realized and unrealized)	(1.58)	2.54	3.97	(2.24)	(2.28)	1.58
Total from investment operations	(1.60)	2.48	3.89	(2.28)	(2.19)	1.67
Less distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.10)	(0.09)
Distributions from realized gains	(0.30)	—	—	—	(0.44)	(0.55)
Total distributions	(0.30)	—	—	(0.01)	(0.54)	(0.64)
Net asset value, end of period	$10.73	$12.63	$10.15	$6.26	$8.55	$11.28
Total return	(12.9% )†	24.4%	62.1%	(26.7% )	(20.1% )	16.4%
Ratios/supplemental data:
Net assets, end of period ($000)	448,235	461,440	274,793	154,909	259,079	323,238
Ratio of expenses to average net assets(a)	1.40%*	1.51%	1.79%	1.81%	1.54%	1.57%
Ratio of net investment income (loss) to average net assets	(0.41% )*	(0.64% )	(1.02% )	(0.43% )	0.86%	0.83%
Portfolio turnover rate	13%†	64%	54%	58%	51%	41%
Partners III Opportunity Fund - Investor Class	Two months ended Sept. 30, 2011(b) (Unaudited)
Net asset value, beginning of period	$12.08
Income (loss) from investment operations:
Net investment income (loss)	(0.01)
Net gain (loss) on securities (realized and unrealized)	(1.34)
Total from investment operations	(1.35)
Less distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total distributions	—
Net asset value, end of period	$10.73
Total return	(11.2%	)†
Ratios/supplemental data:
Net assets, end of period ($000)	4,643
Ratio of net expenses to average net assets(c)	1.68	%*
Ratio of net investment income (loss) to average net assets	(0.45%	)*
Portfolio turnover rate	13	%†

*	Annualized
†	Not Annualized
(a)
Included in the expense ratio is 0.11%, 0.15%, 0.26%, 0.12%, 0.07% and 0.14% related to interest expense and 0.11%, 0.16%, 0.30%, 0.47%, 0.29% and 0.22% related to dividend expense on securities sold short for the periods ended September 30, 2011, March 31, 2011, 2010, 2009, 2008 and 2007, respectively.

(b)	Initial offering of shares on August 1, 2011 (See Note 1)
(c)
Included in the expense ratio is 0.08% related to interest expense and 0.15% related to dividend expense on securities sold short for the period September 30, 2011. Absent expenses assumed by the Adviser, the annualized expense ratio would have been 2.82% for the period ended September 30, 2011.

The accompanying notes form an integral part of these financial statements.

58 Weitz Funds

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Research Fund	Six months ended Sept. 30, 2011 (Unaudited)		Three months ended March 31, 2011(a)
Net asset value, beginning of period	$10.38		$10.00
Income (loss) from investment operations:
Net investment income	0.01		—	#
Net gain (loss) on securities (realized and unrealized)	(1.05)		0.38
Total from investment operations	(1.04)		0.38
Less distributions:
Dividends from net investment income	—	#	—
Distributions from realized gains	(0.16)		—
Total distributions	(0.16)		—
Net asset value, end of period	$9.18		$10.38
Total return	(10.2%	)†	3.8	%†
Ratios/supplemental data:
Net assets, end of period ($000)	12,308		11,244
Ratio of net expenses to average net assets(b)	0.90	%*	0.90	%*
Ratio of net investment income to average net assets	0.17	%*	0.01	%*
Portfolio turnover rate	69	%†	12	%†

	Six months ended Sept. 30, 2011		Year ended March 31,
Hickory Fund	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$41.12		$31.77	$19.72	$30.53	$39.69	$34.21
Income (loss) from investment operations:
Net investment income (loss)	(0.11)		(0.20)	(0.21)	(0.04)	0.30	0.27
Net gain (loss) on securities (realized and unrealized)	(6.76)		9.55	12.26	(10.74)	(9.11)	5.42
Total from investment operations	(6.87)		9.35	12.05	(10.78)	(8.81)	5.69
Less distributions:
Dividends from net investment income	—		—	—	(0.03)	(0.35)	(0.21)
Distributions from realized gains	—		—	—	—	—	—
Total distributions	—		—	—	(0.03)	(0.35)	(0.21)
Net asset value, end of period	$34.25		$41.12	$31.77	$19.72	$30.53	$39.69
Total return	(16.7%	)†	29.4%	61.1%	(35.3% )	(22.3% )	16.6%
Ratios/supplemental data:
Net assets, end of period ($000)	264,951		322,628	206,116	133,813	256,669	386,062
Ratio of expenses to average net assets	1.26	%*	1.27%	1.29%	1.28%	1.21%	1.20%
Ratio of net investment income (loss) to average net assets	0.52	%*	(0.61% )	(0.79% )	(0.16% )	0.77%	0.74%
Portfolio turnover rate	11	%†	67%	61%	28%	31%	42%

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Initial offering of shares on December 31, 2010 (See Note 1)
(b)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 1.88% and 2.89% for the periods ended September 30, 2011 and March 31, 2011, respectively.

The accompanying notes form an integral part of these financial statements.

weitzfunds.com 59

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2011		Year ended March 31,
Balanced Fund	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.74		$10.59	$7.71	$10.05	$12.20	$11.30
Income (loss) from investment operations:
Net investment income	0.04		0.11	0.11	0.13	0.23	0.16
Net gain (loss) on securities (realized and unrealized)	(1.08)		1.14	2.89	(2.33)	(1.65)	1.15
Total from investment operations	(1.04)		1.25	3.00	(2.20)	(1.42)	1.31
Less distributions:
Dividends from net investment income	(0.03)		(0.10)	(0.12)	(0.14)	(0.24)	(0.15)
Distributions from realized gains	—		—	—	—	(0.49)	(0.26)
Total distributions	(0.03)		(0.10)	(0.12)	(0.14)	(0.73)	(0.41)
Net asset value, end of period	$10.67		$11.74	$10.59	$7.71	$10.05	$12.20
Total return	(8.9%	)†	11.8%	39.0%	(21.9% )	(12.3% )	11.8%
Ratios/supplemental data:
Net assets, end of period ($000)	76,966		85,138	77,969	52,149	76,199	87,962
Ratio of expenses to average net assets	1.14	%*	1.15%	1.17%	1.17%	1.12%	1.13%
Ratio of net investment income to average net assets	0.69	%*	0.97%	1.14%	1.37%	1.97%	1.53%
Portfolio turnover rate	21	%†	47%	45%	61%	44%	33%

Short-Intermediate Income Fund -	Six months ended Sept. 30, 2011		Year ended March 31,
Institutional Class	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.39		$12.25	$11.42	$11.74	$11.42	$11.26
Income (loss) from investment operations:
Net investment income	0.12		0.24	0.35	0.43	0.46	0.47
Net gain (loss) on securities (realized and unrealized)	—	#	0.19	0.84	(0.20)	0.32	0.16
Total from investment operations	0.12		0.43	1.19	0.23	0.78	0.63
Less distributions:
Dividends from net investment income	(0.13)		(0.29)	(0.36)	(0.45)	(0.46)	(0.47)
Distributions from realized gains	—		—	—	(0.10)	—	—
Total distributions	(0.13)		(0.29)	(0.36)	(0.55)	(0.46)	(0.47)
Net asset value, end of period	$12.38		$12.39	$12.25	$11.42	$11.74	$11.42
Total return	1.0	%†	3.5%	10.5%	2.1%	7.0%	5.7%
Ratios/supplemental data:
Net assets, end of period ($000)	1,382,168		1,163,864	672,025	182,016	127,102	121,293
Ratio of expenses to average net assets	0.62	%*	0.64%	0.62%	0.69%	0.70%	0.71%
Ratio of net investment income to average net assets	1.91	%*	2.02%	3.17%	4.00%	3.94%	3.90%
Portfolio turnover rate	23	%†	38%	27%	25%	32%	7%

*	Annualized
†	Not Annualized
#	Amount less than $0.01

The accompanying notes form an integral part of these financial statements.

60 Weitz Funds

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Short-Intermediate Income Fund - Investor Class	Two months ended Sept. 30, 2011(a) (Unaudited)
Net asset value, beginning of period	$12.51
Income (loss) from investment operations:
Net investment income	0.03
Net gain (loss) on securities (realized and unrealized)	(0.13)
Total from investment operations	(0.10)
Less distributions:
Dividends from net investment income	(0.04)
Distributions from realized gains	—
Total distributions	(0.04)
Net asset value, end of period	$12.37
Total return	(0.8%	)†
Ratios/supplemental data:
Net assets, end of period ($000)	5,869
Ratio of net expenses to average net assets(b)	0.81	%*
Ratio of net investment income to average net assets	1.72	%*
Portfolio turnover rate	23	%†

Nebraska Tax-Free	Six months ended Sept. 30, 2011		Year ended March 31,				Three months ended
Income Fund	(Unaudited)		2011	2010	2009	2008	March 31, 2007(c)
Net asset value, beginning of period	$10.09		$10.15	$9.94	$9.95	$10.01	$10.00
Income (loss) from investment operations:
Net investment income	0.13		0.26	0.29	0.35	0.36	0.09
Net gain (loss) on securities (realized and unrealized)	0.30		(0.07)	0.21	— #	(0.06)	—	#
Total from investment operations	0.43		0.19	0.50	0.35	0.30	0.09
Less distributions:
Dividends from net investment income	(0.14)		(0.25)	(0.29)	(0.36)	(0.36)	(0.08)
Distributions from realized gains	(0.01)		—	—	—	—	—
Total distributions	(0.15)		(0.25)	(0.29)	(0.36)	(0.36)	(0.08)
Net asset value, end of period	$10.37		$10.09	$10.15	$9.94	$9.95	$10.01
Total return	4.2	%†	1.9%	5.1%	3.6%	3.0%	0.9	%†
Ratios/supplemental data:
Net assets, end of period ($000)	89,899		89,273	81,914	60,587	55,685	45,460
Ratio of net expenses to average net assets(d)	0.73	%*	0.73%	0.75%	0.75%	0.75%	0.75	%*
Ratio of net investment income to average net assets	2.45	%*	2.49%	2.93%	3.56%	3.69%	3.74	%*
Portfolio turnover rate	6	%†	10%	13%	17%	8%	2	%†

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Initial offering of shares on August 1, 2011 (See Note 1)
(b)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 2.11% for the period ended September 30, 2011.
(c)	Initial offering of shares on December 29, 2006
(d)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.76%, 0.78%, 0.80% and 1.02% for the periods ended March 31, 2010, 2009, 2008 and 2007, respectively.

The accompanying notes form an integral part of these financial statements.

weitzfunds.com 61

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Government Money	Six months ended Sept. 30, 2011		Year ended March 31,
Market Fund	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	—	#	0.001	0.002	0.013	0.042	0.047
Net realized gain on securities	—	#	— #	— #	— #	—	—
Total from investment operations	—	#	0.001	0.002	0.013	0.042	0.047
Less distributions:
Dividends from net investment income	—	#	(0.001)	(0.001)	(0.013)	(0.042)	(0.047)
Distributions from realized gains	—		— #	(0.001)	—	—	—
Total distributions	—	#	(0.001)	(0.002)	(0.013)	(0.042)	(0.047)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.02	%†	0.1%	0.2%	1.4%	4.4%	4.8%
Ratios/supplemental data:
Net assets, end of period ($000)	83,743		81,912	83,363	107,384	102,246	79,066
Ratio of net expenses to average net assets(a)	0.02	%*	0.07%	0.08%	0.10%	0.10%	0.22%
Ratio of net investment income to average net assets	0.03	%*	0.06%	0.11%	1.31%	4.23%	4.74%

*	Annualized
†	Not Annualized
#	Amount less than $0.001
(a)
Absent expenses assumed by the Adviser, the expense ratio would have been 0.72%, 0.73%, 0.76%, 0.75%, 0.71% and 0.78% for the periods ended September 30, 2011, March 31, 2011, 2010, 2009, 2008 and 2007, respectively.

The accompanying notes form an integral part of these financial statements.

62 Weitz Funds

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011 • (UNAUDITED)

(1) Organization
The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2011, the Trust had nine series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”).

Each Fund offers one class of shares, except the Partners III Opportunity and Short-Intermediate Income Funds which each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and distribution (12b-1) fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class.

The Research Fund was originally organized in April 2005 as a Delaware limited partnership (the “Partnership”). Effective as of the close of business on December 31, 2010, the Partnership was reorganized into a series of the Trust through a tax-free exchange of 883,662 shares of the Fund (valued at $10.00 per share) in exchange for the net assets of the Partnership. At the time of the exchange, the Partnership had net assets of $8,836,618 including net unrealized appreciation of $849,852.

The investment objective of the Value, Partners Value, Partners III Opportunity, Research and Hickory Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with the preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities such as U.S. Government and agency securities, corporate debt securities and mortgage-backed securities.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds which in turn invest in such assets.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to sixty days or less.

(2) Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments
Weitz Equity, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds
Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

weitzfunds.com 63

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•
The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Government Money Market Fund
Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b) Option Transactions
The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short
The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2011 and have determined that no provisions for income taxes are required in the Funds’ financial statements.

64 Weitz Funds

(e) Security Transactions
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Short-Intermediate Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Fund Share Transactions

Value
	Six months ended Sept. 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Sales	737,425	$21,588,761	2,057,373	$55,309,056
Redemptions	(3,464,525)	(101,995,449)	(7,147,413)	(191,772,577)
Reinvestment of distributions	69,552	2,064,991	—	—
Net increase (decrease)	(2,657,548)	$(78,341,697)	(5,090,040)	$(136,463,521)

Partners Value
	Six months ended Sept. 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Sales	1,698,119	$36,238,522	10,134,988	$194,896,173
Redemptions	(4,981,912)	(106,607,349)	(10,029,129)	(187,610,915)
Net increase (decrease)	(3,283,793)	$(70,368,827)	105,859	$7,285,258

Partners III - Institutional Class
	Six months ended Sept. 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Sales	8,982,644	$109,291,327	13,093,455	$148,377,615
Redemptions	(4,724,239)	(55,314,006)	(3,629,494)	(37,878,439)
Reinvestment of distributions	965,695	11,665,602	—	—
Net increase (decrease)	5,224,100	$65,642,923	9,463,961	$110,499,176

Partners III - Investor Class
	Period ended Sept. 30, 2011
	Shares	Amount
Sales	433,153	$5,230,199
Redemptions	(226)	(2,510)
Net increase (decrease)	432,927	$5,227,689

Research
	Six months ended Sept. 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Sales	264,586	$2,525,727	216,038	$2,178,973
Issued in connection with reorganization	—	—	883,662	8,836,618
Redemptions	(25,460)	(261,106)	(16,128)	(164,081)
Reinvestment of distributions	17,536	175,535	—	—
Net increase (decrease)	256,662	$2,440,156	1,083,572	$10,851,510

weitzfunds.com 65

Hickory
	Six months ended Sept. 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Sales	1,488,709	$58,744,340	3,834,573	$132,202,914
Redemptions	(1,598,098)	(61,419,984)	(2,476,376)	(84,119,185)
Net increase (decrease)	(109,389)	$(2,675,644)	1,358,197	$48,083,729

Balanced
	Six months ended Sept. 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Sales	290,927	$3,399,173	773,461	$8,484,280
Redemptions	(345,492)	(3,982,961)	(949,145)	(10,232,676)
Reinvestment of distributions	16,883	195,846	61,976	689,245
Net increase (decrease)	(37,682)	$(387,942)	(113,708)	$(1,059,151)

Short-Intermediate Income - Institutional Class
	Six months ended Sept. 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Sales	32,819,429	$409,875,629	68,608,240	$851,847,983
Redemptions	(16,139,771)	(201,410,694)	(31,346,052)	(389,407,165)
Reinvestment of distributions	1,072,310	13,322,198	1,820,686	22,552,885
Net increase (decrease)	17,751,968	$221,787,133	39,082,874	$484,993,703

Short-Intermediate Income - Investor Class
	Period ended Sept. 30, 2011
	Shares	Amount
Sales	473,226	$5,905,985
Redemptions	(202)	(2,504)
Reinvestment of distributions	1,428	17,695
Net increase (decrease)	474,452	$5,921,176

Nebraska Tax-Free Income
	Six months ended Sept. 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Sales	420,466	$4,344,643	2,157,493	$22,173,798
Redemptions	(685,677)	(7,069,607)	(1,542,633)	(15,753,573)
Reinvestment of distributions	87,200	899,525	156,516	1,597,594
Net increase (decrease)	(178,011)	$(1,825,439)	771,376	$8,017,819

Government Money Market
	Six months ended Sept. 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Sales	47,375,282	$47,375,282	89,161,977	$89,161,977
Redemptions	(45,557,664)	(45,557,664)	(90,665,139)	(90,665,139)
Reinvestment of distributions	13,609	13,609	54,978	54,978
Net increase (decrease)	1,831,227	$1,831,227	(1,448,184)	$(1,448,184)

(4) Related Party Transactions
Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for each of the Weitz Equity Funds (including the Partners III Fund prior to August 1, 2011) is as follows:

66 Weitz Funds

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate
$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Effective August 1, 2011, the annual investment advisory fee schedule for the Partners III Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate
$0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust.

Each Fund, or class in the case of Partners III and Short-Intermediate Income Funds, pays the Adviser a monthly administrative fee based on their average daily net assets, plus third party expenses directly related to providing such services.

The Partners III and Short-Intermediate Income Funds have adopted Service and Distribution plans effective August 1, 2011, which authorize the Funds to pay the Distributor a distribution fee payable monthly equal to 0.25% per annum, of the average daily net assets of each Fund’s respective Investor Class.

Through July 31, 2012, the Adviser has contractually agreed to reimburse the Research and Government Money Market Funds or to pay directly a portion of the Funds’ expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.90% and 0.20%, respectively, of each Fund’s average daily net assets.

In addition, for the six months ended September 30, 2011, the Adviser voluntarily reimbursed expenses to limit the expenses of the Government Money Market Fund to 0.02% of the Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Research and Government Money Market Funds for the six months ended September 30, 2011 were $57,784 and $314,301, respectively.

Through July 31, 2012, the Adviser has agreed in writing to limit the total class-specific operating expenses of the Investor Class shares of the Partners III and Short-Intermediate Income Funds to an amount no greater than 0.25% and 0.20% per annum, respectively, more than the total class-specific operating expenses of the Institutional Class shares of the respective Funds (in each case, as such expenses are expressed as a percentage of the average daily net assets of each Fund’s respective share class). The expenses reimbursed by the Adviser for the Investor Class shares of the Partners III and Short-Intermediate Income Funds for the period ended September 30, 2011 were $9,231 and $9,326, respectively.

As of September 30, 2011, the controlling shareholder of the Adviser held approximately 81% of the Research Fund, 42% of the Nebraska Tax-Free Income Fund, 39% of the Balanced Fund, 33% of the Partners III Fund, 18% of the Government Money Market Fund and 15% of the Hickory Fund.

(5) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows:

	Value		Partners III
Distributions paid from:	Six months ended Sept. 30, 2011	Year ended March 31, 2011	Six months ended Sept. 30, 2011	Year ended, March 31, 2011
Ordinary income	$2,159,048	$—	$—	$—
Long-term capital gains	—	—	12,074,793	—
Total distributions	$2,159,048	$—	$12,074,793	$—

	Research		Balanced
Distributions paid from:	Six months ended Sept. 30, 2011	Year ended March 31, 2011	Six months ended Sept. 30, 2011	Year ended, March 31, 2011
Ordinary income	$127,773	$—	$199,797	$707,093
Long-term capital gains	47,762	—	—	—
Total distributions	$175,535	$—	$199,797	$707,093

	Short-Intermediate Income		Nebraska Tax-Free Income
Distributions paid from:	Six months ended Sept. 30, 2011	Year ended March 31, 2011	Six months ended Sept. 30, 2011	Year ended, March 31, 2011
Ordinary income	$13,803,484	$23,440,657	$—	$11,402
Tax exempt income	—	—	1,212,226	2,173,061
Long-term capital gains	—	—	41,735	—
Total distributions	$13,803,484	$23,440,657	$1,253,961	$2,184,463

weitzfunds.com 67

	Government Money Market
Distributions paid from:	Six months ended Sept. 30, 2011	Year ended, March 31, 2011
Ordinary income	$14,590	$60,239

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Value	Partners Value	Partners III	Research	Hickory
Undistributed ordinary income	$2,151,515	$—	$—	$127,714	$—
Undistributed long-term gains	—	—	9,315,966	47,674	—
Capital loss carryforwards	(188,810,161)	(141,256,467)	—	—	(65,613,359)
Net unrealized appreciation (depreciation)	132,592,510	98,514,629	92,919,004	1,046,494	57,582,947
	$(54,066,136)	$(42,741,838)	$102,234,970	$1,221,882	$(8,030,412)

	Balanced	Short-Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Undistributed ordinary income	$199,568	$480,780	$—	$797
Undistributed tax exempt income	—	—	94,736	—
Undistributed long-term gains	—	—	41,723	—
Capital loss carryforwards	(8,112,278)	(414,158)	—	—
Post October capital loss deferral	—	(499,553)	—	—
Net unrealized appreciation (depreciation)	10,707,678	25,594,783	978,198	—
	$2,794,968	$25,161,852	$1,114,657	$797

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows:

	Value	Partners Value	Partners III	Hickory	Balanced	Short- Intermediate Income	Nebraska Tax-Free Income
March 31, 2012	$—	$—	$—	$(553,829)	$—	$—	$—
March 31, 2017	(12,822,006)	(25,203,806)	—	(37,395,758)	(85,423)	(414,158)	—
March 31, 2018	(175,988,155)	(116,052,661)	—	(27,663,772)	(8,026,855)	—	—
Total capital loss carryforwards	$(188,810,161)	$(141,256,467)	$—	$(65,613,359)	$(8,112,278)	$(414,158)	$—

(6) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Partners Value	Partners III	Research	Hickory	Balanced	Short- Intermediate Income	Nebraska Tax-Free Income
Purchases	$160,675,170	$105,596,256	$216,470,869	$9,315,760	$71,417,608	$21,858,532	$427,530,643	$4,881,107
Proceeds	191,203,568	72,403,720	58,145,689	6,947,395	25,780,225	13,722,860	212,062,633	5,305,000

The cost of investments is the same for financial reporting and Federal income tax purposes for the Value, Balanced, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Partners Value, Partners III, Research and Hickory Funds is $595,643,157, $427,178,318, $13,046,199 and $264,343,677, respectively.

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Partners Value	Partners III	Research	Hickory	Balanced	Short- Intermediate Income	Nebraska Tax-Free Income
Appreciation	$75,406,429	$45,637,036	$44,605,877	$137,946	$27,592,859	$4,807,204	$30,228,540	$3,604,118
Depreciation	(47,940,695)	(58,813,632)	(29,978,252)	(719,114)	(28,937,398)	(2,739,672)	(9,405,213)	(24,113)
Net	$27,465,734	$(13,176,596)	$14,627,625	$(581,168)	$(1,344,539)	$2,067,532	$20,823,327	$3,580,005

68 Weitz Funds

(a) Illiquid and Restricted Securities
The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2011, include the following:

	Acquisition Date	Value	Partners Value	Partners III	Hickory	Nebraska Tax-Free Income
Adelphia Recovery Trust, Series ACC-7	7/25/02	$494,900	$300,300	$—	$—	$—
CIBL, Inc.	9/09/96	—	—	—	94,596	—
Continental Resources	1/28/87	—	—	41,437	—	—
ICTC Group, Inc. – CL A	9/09/96	—	—	—	297,285	—
Intelligent Systems Corp.	12/03/91	—	—	2,899,379	—	—
LICT Corp.	9/09/96	—	—	—	2,228,509	—
Nebraska Investment Finance Authority,
Clean Water State Revolving Bond,
Series 2011, 0.6%, 6/15/12	8/31/11	—	—	—	—	1,505,000
Total cost of illiquid and/or restricted securities		$494,900	$300,300	$2,940,816	$2,620,390	$1,505,000
Value at 9/30/11		$—	$—	$3,736,500	$3,040,729	$1,505,000
Percent of net assets at 9/30/11		0.0%	0.0%	0.8%	1.1%	1.7%

(b) Options Written
Transactions relating to options written for the six months ended September 30, 2011 are summarized as follows:

	Partners Value		Partners III
	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding, beginning of period	—	$—	1,000	$173,717
Options written	2,000	297,335	14,700	3,666,563
Options exercised	—	—	—	—
Options expired	(2,000)	(297,335)	(2,500)	(396,717)
Options closed	—	—	(3,000)	(1,194,477)
Options outstanding, end of period	—	$—	10,200	$2,249,086
	Hickory		Balanced
	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding, beginning of period	1,000	$173,717	50	$26,124
Options written	3,000	388,712	150	95,623
Options expired	(2,000)	(322,384)	(50)	(26,124)
Options outstanding, end of period	2,000	$240,045	150	$95,623

	Short-Intermediate Income
	Number of Contracts	Premiums
Options outstanding, beginning of period	5,000	$589,988
Options written	2,000	1,274,975
Options exercised	—	—
Options expired	(5,000)	(589,988)
Options outstanding, end of period	2,000	$1,274,975

weitzfunds.com 69

The locations in the Statements of Assets and Liabilities of the Funds’ derivative positions, none of which are designated as hedging instruments are as follows:

			Fair Value
Fund	Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding Sept. 30, 2011
Partners III	Equity put options purchased	Investments in securities at value	$2,836,500	$—	$17,900,000
	Equity call options written	Options written, at value	—	(825,500)	20,537,500
	Equity put options written	Options written, at value	—	(1,188,000)	10,425,000
Hickory	Equity call options written	Options written, at value	—	(5,000)	1,000,000
	Equity put options written	Options written, at value	—	(197,500)	1,000,000
Balanced	Equity call options written	Options written, at value	—	(80,625)	1,050,000
Short-	Equity call options written	Options written, at value	—	(1,075,000)	14,000,000
Intermediate
Income

The gross notional amount of options outstanding (both purchased and written) is indicative of the volume of each Fund’s derivative activity for the six months ended September 30, 2011.

Transactions in derivative instruments during the six months ended September 30, 2011 by the Funds are recorded in the following locations in the Statements of Operations:

Fund	Type of Derivative	Location	Realized Gain (Loss)	Location	Change in Unrealized Gain (Loss)
Partners Value	Equity call options written	Net realized gain (loss) -	$297,335	Net unrealized appreciation	$—
		options written		(depreciation) - options written
Partners III	Equity put options purchased	Net realized gain (loss) -	(122,005)	Net unrealized appreciation	1,831,500
		unaffiliated issuers		(depreciation) - unaffiliated issuers
	Equity call options written	Net realized gain (loss) -	1,423,694	Net unrealized appreciation	397,090
		options written		(depreciation) - options written
	Equity put options written	Net realized gain (loss) -	—	Net unrealized appreciation	(307,721)
		options written		(depreciation) - options written
Hickory	Equity call options written	Net realized gain (loss) -	322,384	Net unrealized appreciation	(37,509)
		options written		(depreciation) - options written
	Equity put options written	Net realized gain (loss) -	—	Net unrealized appreciation	(71,163)
		options written		(depreciation) - options written
Balanced	Equity call options written	Net realized gain (loss) -	26,124	Net unrealized appreciation	12,124
		options written		(depreciation) - options written
Short-	Equity call options written	Net realized gain (loss) -	589,988	Net unrealized appreciation	57,487
Intermediate		options written		(depreciation) - options written
Income

(7) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

	Number of Shares Held March 31, 2011	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2011	Value Sept. 30, 2011	Dividend Income	Realized Gains/ (Losses)
Partners III:
Intelligent Systems Corp.†	2,270,000	—	—	2,270,000	$3,405,000	$—	$—

† Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.

70 Weitz Funds

(8) Contingencies
Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(10) Margin Borrowing Agreement
The Partners III and Hickory Funds have a margin account with their prime broker, Merrill Lynch, under which each Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.705% at September 30, 2011). Interest is accrued daily and paid monthly. The Partners III and Hickory Funds held a cash balance of $43,007,452 and $1,126,337, respectively, with the broker at September 30, 2011.

The Partners III and Hickory Funds are exposed to credit risk from their prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(11) Concentration of Credit Risk
Approximately 82% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

(12) Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the company’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

•
Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

•
Corporate bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

•
Asset backed securities. The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

•
U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

•
U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage pass-

weitzfunds.com 71

throughs include to-be-announced (TBA) securities and mortgage pass-through certificates. TBA securities and mortgage pass-throughs are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 1 or Level 2 of the fair value hierarchy.

•
Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

•
Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2011, in valuing the Funds’ assets and liabilities carried at fair value:

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Information Technology	$170,557,786	$—	$—	$170,557,786
Consumer Discretionary	141,581,500	—	—	141,581,500
Financials	112,745,919	—	—	112,745,919
Consumer Staples	78,822,250	—	—	78,822,250
Industrials	77,941,100	—	—	77,941,100
Materials	51,321,426	—	—	51,321,426
Energy	46,658,500	—	—	46,658,500
Health Care	18,560,000	—	—	18,560,000
Short-Term Securities	116,367,884	—	—	116,367,884
Total Investments in Securities	$814,556,365	$—	$—	$814,556,365

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$159,887,710	$—	$—	$159,887,710
Financials	109,585,600	—	—	109,585,600
Information Technology	101,950,430	—	—	101,950,430
Health Care	43,991,000	—	—	43,991,000
Energy	38,495,650	—	—	38,495,650
Materials	35,883,250	—	—	35,883,250
Industrials	18,337,500	—	—	18,337,500
Consumer Staples	10,074,000	—	—	10,074,000
Short-Term Securities	64,261,421	—	—	64,261,421
Total Investments in Securities	$582,466,561	$—	$—	$582,466,561

72 Weitz Funds

Partners III
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$119,283,645	$—	$—	$119,283,645
Financials	95,279,500	—	—	95,279,500
Information Technology	84,786,500	—	—	84,786,500
Energy	38,159,168	—	—	38,159,168
Health Care	36,883,400	—	—	36,883,400
Industrials	22,333,800	3,405,000	—	25,738,800
Materials	20,854,600	—	—	20,854,600
Consumer Staples	7,862,500	—	—	7,862,500
Telecommunication Services	—	—	331,500	331,500
Exchange Traded Funds	3,809,000	—	—	3,809,000
Put Options	—	2,836,500	—	2,836,500
Short-Term Securities	5,980,830	—	—	5,980,830
Total Investments in Securities	$435,232,943	$6,241,500	$331,500	$441,805,943
Liabilities:
Options Written	$—	$(2,013,500)	$—	$(2,013,500)
Securities Sold Short	(28,608,900)	—	—	(28,608,900)

Research
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$4,564,003	$—	$—	$4,564,003
Information Technology	2,705,140	—	—	2,705,140
Financials	1,035,325	—	—	1,035,325
Materials	841,650	—	—	841,650
Energy	464,442	—	—	464,442
Industrials	412,397	—	—	412,397
Health Care	367,688	—	—	367,688
Consumer Staples	161,520	—	—	161,520
Short-Term Securities	1,912,866	—	—	1,912,866
Total Investments in Securities	$12,465,031	$—	$—	$12,465,031

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$104,223,147	$—	$716,063	$104,939,210
Financials	38,567,710	—	—	38,567,710
Materials	22,713,300	—	—	22,713,300
Health Care	21,886,753	—	—	21,886,753
Industrials	10,207,472	—	—	10,207,472
Energy	9,452,000	—	—	9,452,000
Consumer Staples	6,399,000	—	—	6,399,000
Information Technology	5,980,300	—	—	5,980,300
Telecommunication Services	—	2,178,338	146,328	2,324,666
Short-Term Securities	40,528,727	—	—	40,528,727
Total Investments in Securities	$259,958,409	$2,178,338	$862,391	$262,999,138
Liabilities:
Options Written	$—	$(202,500)	$—	$(202,500)

weitzfunds.com 73

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$11,191,463	$—	$—	$11,191,463
Financials	9,386,960	—	—	9,386,960
Information Technology	7,522,940	—	—	7,522,940
Consumer Staples	5,905,320	—	—	5,905,320
Materials	5,750,740	—	—	5,750,740
Health Care	4,195,799	—	—	4,195,799
Industrials	3,778,450	—	—	3,778,450
Energy	2,645,120	—	—	2,645,120
Corporate Bonds	—	5,919,144	—	5,919,144
Mortgage-Backed Securities	—	4,216,218	—	4,216,218
Asset-Backed Securities	—	500,640	—	500,640
Taxable Municipal Bonds	—	320,109	—	320,109
Government Agency	—	6,564,110	—	6,564,110
Short-Term Securities	10,799,164	—	—	10,799,164
Total Investments in Securities	$61,175,956	$17,520,221	$—	$78,696,177
Liabilities:
Options Written	$—	$(80,625)	$—	$(80,625)

Short-Intermediate Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	$—	$482,293,425	$—	$482,293,425
Mortgage-Backed Securities	—	527,267,818	—	527,267,818
Asset-Backed Securities	—	4,505,758	—	4,505,758
Taxable Municipal Bonds	—	18,675,702	—	18,675,702
U.S. Treasury and Government Agency	—	188,967,137	—	188,967,137
Common Stocks	33,646,959	—	—	33,646,959
Short-Term Securities	141,102,537	—	—	141,102,537
Total Investments in Securities	$174,749,496	$1,221,709,840	$—	$1,396,459,336
Liabilities:
Options Written	$—	$(1,075,000)	$—	$(1,075,000)

Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds:
Arizona	$—	$1,044,930	$—	$1,044,930
Florida	—	2,247,600	—	2,247,600
Hawaii	—	1,018,790	—	1,018,790
Illinois	—	2,276,854	—	2,276,854
Iowa	—	612,186	—	612,186
Minnesota	—	10,029	—	10,029
Nebraska	—	73,481,397	—	73,481,397
North Dakota	—	878,880	—	878,880
Ohio	—	1,107,034	—	1,107,034
Puerto Rico	—	2,494,783	—	2,494,783
Virginia	—	1,100,502	—	1,100,502
Wisconsin	—	1,562,037	—	1,562,037
Short-Term Securities	1,199,149	—	—	1,199,149
Total Investments in Securities	$1,199,149	$87,835,022	$—	$89,034,171

74 Weitz Funds

Government Money Market
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Treasury	$80,997,979	$—	$—	$80,997,979
Short-Term Securities	7,697,567	—	—	7,697,567
Total Investments in Securities	$88,695,546	$—	$—	$88,695,546

For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer.

At September 30, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the following Funds’ fair values were as follows:

	Partners III	Hickory
Common Stocks:
Beginning balance, March 31, 2011	$331,500	$619,683
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	242,708
Net purchases (sales)	—	—
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—
Ending balance, September 30, 2011	$331,500	$862,391
Net change in unrealized appreciation (depreciation)
attributable to assets still held at end of period	$—	$242,708

(13) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

weitzfunds.com 75

ACTUAL AND HYPOTHETICAL EXPENSES FOR
COMPARISON PURPOSES • (UNAUDITED)

Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/11 –9/30/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 4/01/11	Ending Account Value 9/30/11	Annualized Expense Ratio	Expenses Paid from 4/01/11- 9/30/11(1)
Value	Actual	$1,000.00	$900.69	1.21%	$5.75
	Hypothetical(2)	1,000.00	1,018.95	1.21%	6.11
Partners Value	Actual	1,000.00	853.06	1.21%	5.61
	Hypothetical(2)	1,000.00	1,018.95	1.21%	6.11
Partners III -	Actual	1,000.00	870.66	1.40%	6.55
Institutional Class	Hypothetical(2)	1,000.00	1,018.00	1.40%	7.06
Partners III -	Actual(3)	1,000.00	888.25	1.68%	2.64
Investor Class	Hypothetical(2)	1,000.00	1,016.60	1.68%	8.47
Research	Actual	1,000.00	898.29	0.90%	4.27
	Hypothetical(2)	1,000.00	1,020.50	0.90%	4.55
Hickory	Actual	1,000.00	832.93	1.26%	5.77
	Hypothetical(2)	1,000.00	1,018.70	1.26%	6.36
Balanced	Actual	1,000.00	911.01	1.14%	5.45
	Hypothetical(2)	1,000.00	1,019.30	1.14%	5.76
Short-Intermediate Income -	Actual	1,000.00	1,009.67	0.62%	3.11
Institutional Class	Hypothetical(2)	1,000.00	1,021.90	0.62%	3.13
Short-Intermediate Income -	Actual(3)	1,000.00	992.00	0.81%	1.34
Investor Class	Hypothetical(2)	1,000.00	1,020.95	0.81%	4.09
Nebraska Tax-Free	Actual	1,000.00	1,042.23	0.73%	3.73
	Hypothetical(2)	1,000.00	1,021.35	0.73%	3.69
Government	Actual	1,000.00	1,000.16	0.02%	0.10
Money Market	Hypothetical(2)	1,000.00	1,024.90	0.02%	0.10

(1)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/366).

(2)	Assumes 5% total return before expenses.
(3)	Initial shares offered on August 1, 2011. The Beginning Account Value and Expenses Paid are from August 1, 2011 through September 30, 2011.

76 Weitz Funds

OTHER INFORMATION
(UNAUDITED)

Proxy Voting Policy
A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Research Fund) voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q
The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also be available on the Funds’ website at http://www.weitzfunds.com.

Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Wallace R. Weitz & Company
In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) with Wallace R. Weitz & Company (“Weitz & Co.”). The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz & Co. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and Weitz & Co., the Board of Trustees requested, and Weitz & Co. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz & Co. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and Weitz & Co. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Agreements at their in-person meeting held on May 19, 2011. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Agreements. The Board met during the meeting directly with representatives of Weitz & Co. and reviewed various factors with them concerning the proposed continuation of the Agreements. Among the factors the Board considered was the overall performance of the Funds relative to their respective benchmark indices as well as the performance and level of expenses of other funds in the Funds’ peer groups on a long-term basis and over shorter time periods.

With respect to the equity funds managed by Weitz & Co., consisting of Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund and Hickory Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Equity Funds. The Board discussed with management the fact that Weitz & Co. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also took into consideration the fact that the performance results achieved by Weitz & Co. for the Equity Funds was generally favorable on a short-term basis and on a longer-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of these Funds. With respect to the Research Fund, the members of the Board took note of the fact that the Research Fund had only commenced operations as a registered investment company at the beginning of the calendar year and they considered the performance of the Research Fund for the period during

weitzfunds.com 77

OTHER INFORMATION
(UNAUDITED) (CONTINUED)

which it was operated as a non-registered privately-offered partnership having the same investment objectives and strategies as the Fund.

In addition, the Board compared expenses of each of the Equity Funds to the expenses of their peers, noting that the expenses for each of the Equity Funds compare favorably with industry averages for other funds of similar size and investment objective. The Board also considered the fact that the advisory fees for Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund and Hickory Fund are each subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. They noted the range of investment advisory and administrative services provided by Weitz & Co. to the Equity Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services. With respect to the Research Fund, the members of the Board took into consideration the written expense limitation agreement in place for the Research Fund pursuant to which Weitz & Co. has agreed to waive fees and reimburse expenses in order to limit the total operating expenses of the Research Fund through July 31, 2012.

The Board also reviewed matters with respect to the proposed continuation of the Investment Management Agreement for the Balanced Fund. The Board reviewed the fees and expenses for the Balanced Fund as well as performance information for the Balanced Fund. Among the factors the Board considered was the overall performance of the Balanced Fund relative to its respective benchmark indices as well as the performance of other funds in the Balanced Fund’s peer group. The Board noted that the performance results achieved by Weitz & Co. for the Balanced Fund were favorable and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of the Balanced Fund. The Board also discussed with representatives of Weitz & Co. the investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its investment advisory fees. Management reviewed with the Board the fact that the Balanced Fund utilizes an investment style that combines equity investments and fixed income investments and it was noted that the Balanced Fund currently has a substantially smaller asset base than the Equity Funds. In addition, the Board compared the expenses of the Balanced Fund to its peers, noting that the expenses of the Fund compared favorably with industry averages for other funds of similar size and investment objective. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Balanced Fund were to become more substantial and economies of scale were able to be realized.

The Board then considered each of the fixed income funds managed by Weitz & Co., consisting of the Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (the “Fixed Income Funds”) noting the applicable investment objectives, strategies and fee arrangements for each Fixed Income Fund, and noting Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Fixed Income Funds. Among the factors the Board considered was the overall performance of the Fixed Income Funds relative to their respective benchmark indices as well as the performance and level of expenses of other funds in the Fixed Income Funds’ peer group on a long-term basis and over shorter time periods. The Board noted that the performance results achieved by Weitz & Co. for the Fixed Income Funds was favorable on both a short-term and on a long-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of each of the Fixed Income Funds. In addition, the Board compared expenses of each Fixed Income Fund to the expenses of its peers, noting that the expenses for each of the Fixed Income Funds compare favorably with industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each of the Fixed Income Funds, the Board discussed with representatives of Weitz & Co. their reasons for assessing the applicable fees in connection with each of the Fixed Income Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

In connection with their consideration of the continuation of the Agreements for the Funds, the Board took into consideration the contractual expense limitation agreements in place for the Research Fund, for the Government Money Market Fund, for the Investor Class shares of the Short-Intermediate Income Fund and for the Investor Class shares of Partners III Opportunity Fund as well as the voluntary fee waiver in place for each of the other Funds (other than Partners III Opportunity Fund and Short-Intermediate Income Fund) pursuant to which Weitz & Co. has agreed to waive fees and/or reimburse expenses in order to limit the total operating expenses of the Funds.

The Board then considered various factors in addition to the fees, expenses and performance of each of the Funds. The

78 Weitz Funds

Board took note of the long-term relationship between Weitz & Co. and the Funds and the efforts that have been undertaken by Weitz & Co. to foster the growth and development of the Funds since the inception of each of the Funds. They also took note of the fact that Weitz & Co. bears a substantial portion of the costs associated with the Funds’ participation in various “no-transaction fee,” or “fund supermarket,” programs out of their own resources, and conducts marketing efforts on behalf of the Funds out of their own resources. The Board also reviewed financial information concerning Weitz & Co. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz & Co., and the financial soundness of Weitz & Co. as demonstrated by the financial information provided and reached a finding that the level of profitability was consistent with relevant industry averages. In reviewing the profitability of Weitz & Co. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing expenses that are borne directly by Weitz & Co. and they also considered the level of profitability without taking into consideration the impact of these marketing costs.

The Board further reviewed Weitz & Co.’s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, the other types of accounts that they manage, and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz & Co. charges other clients for investment advisory services that are similar to the advisory services provided to certain of the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz & Co. under the Agreements, the Board also took note of the administration fees that are payable by the Funds to Weitz & Co. under the terms of the existing Administration Agreement. In considering the continuation of the Administration Agreement, the Board members indicated that they had considered various factors with respect to the administration fees, including the level and amount of these fees and the services provided by Weitz & Co. in connection with the Administration Agreement, in determining the reasonableness of the total fees paid by the Funds to Weitz & Co. for the overall level of services that Weitz & Co. provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory administrative services provided to the Funds by Weitz & Co., the Board took into consideration: (i) whether the Administration Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Administration Agreement are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also took into consideration the fact that an affiliate of Weitz & Co., Weitz Securities, Inc., provides underwriting and distribution services to the Funds. The Board noted that Weitz Securities, Inc. provides useful services to the Funds in a highly effective manner that benefit the Funds and their shareholders. The Board considered that in connection with the planned introduction of a new Distribution Agreement between the Trust and Weitz Securities, Inc. as the result of the introduction of a new multi-class structure for certain of the Funds (as discussed below), Weitz Securities, Inc. would be eligible to be compensated with distribution fees from those Funds that were introducing Investor Class shares which would be subject to Rule 12b-1 fees.

With respect to two of the Funds, Partners III Opportunity Fund and Short-Intermediate Income Fund, the Board also took into consideration the implementation of a new multi-class share structure for these two Funds that became effective as of August 1, 2011, pursuant to which these Funds each established a new share class, Investor Class shares, that are subject to the imposition of Rule 12b-1 fees and are subject to newly established Administration Agreements. The Board noted that Weitz & Co. had agreed to enter into Expense Limitation Agreements with respect to the newly designated Investor Class shares of these Funds in order to limit the total operating expenses of Investor Class shares and the Board further considered that Weitz & Co. had agreed to a new breakpoint schedule with respect to the Management and Investment Advisory Agreement for Partners III Opportunity Fund in connection with the implementation of the multi-class share structure for that Fund.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the performance of the Funds, the commitment of Weitz & Co. to the successful operation of the Funds, and the level of expenses of the Funds, as being

weitzfunds.com 79

OTHER INFORMATION
(UNAUDITED) (CONTINUED)

important elements of their consideration, as well as Weitz & Co.’s willingness to waive fees and/or reimburse expenses of the Funds, as necessary, in order to limit their overall operating expenses. They noted the overall level and quality of the investment advisory, administration and distribution services provided by Weitz & Co. and its affiliates to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected management’s overall commitment to the continued successful growth and development of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

80 Weitz Funds

INDEX DESCRIPTIONS

Russell 1000	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.

Russell 3000 Value
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.

Russell 2500 Value
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended	The Blended Index is a blend of 60% S&P 500 and 40% Barclays Capital Intermediate U.S. Government/Credit Index.

Barclays Capital Intermediate U.S. Government/Credit
The Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC) is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

Barclays Capital 5-Year Municipal Bond	The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

weitzfunds.com 81

This page has been left blank intentionally.

82 Weitz Funds

Board of Trustees
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Roland J. Santoni
Barbara W. Schaefer
Delmer L. Toebben
Wallace R. Weitz
Justin B. Wender

Investment Adviser
Wallace R. Weitz & Company
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745

Custodian
Wells Fargo Bank Minnesota,
National Association
Officers
Wallace R. Weitz, President
John R. Detisch, Vice President, Secretary &
          Chief Compliance Officer
Kenneth R. Stoll, Vice President & Chief
          Financial Officer
Bradley P. Hinton, Vice President

Distributor
Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Partners III Opportunity Fund
          Institutional Class - WPOPX
          Investor Class - WPOIX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund
          Institutional Class - WEFIX
          Investor Class - WSHNX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit us online at www.weitzfunds.com. Simply log in to Account Access and click the “Electronic Delivery” button.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

10/31/11

weitzfunds.com 83

Semi-Annual Report September 30, 2011

weitzfunds.com

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)*/s/ Wallace R. Weitz
 Wallace R. Weitz, President
Date: November 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)* /s/ Wallace R. Weitz
              Wallace R. Weitz, President

Date: November 1, 2011

By: (Signature and Title)* /s/ Kenneth R. Stoll
 Kenneth R. Stoll, Chief Financial
Officer
Date: November 1, 2011

* Print the name and title of each signing officer under his or her signature.